NATIONWIDE VL

SEPARATE

ACCOUNT-D

Annual Report

To

Policyholders

December 31, 2023

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

KPMG LLP
Suite 500 191 West Nationwide Blvd.
Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nationwide Life and Annuity Insurance Company and

Contract Owners of Nationwide VL Separate Account-D:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of the sub-accounts listed in the Appendix that comprise the Nationwide VL Separate Account-D (the Separate Account), as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix and changes in contract owners’ equity for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 8 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of the date listed in the Appendix, the results of its operations for the year or period listed in the Appendix, the changes in its contract owners’ equity for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 8, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Nationwide Life Insurance Company separate account investment companies, however we are aware that we have served as the auditor of one or more Nationwide Life Insurance Company separate account investment companies since at least 1981.

Columbus, Ohio

April 1, 2024

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Appendix

Statement of assets, liabilities and contract owners’ equity as of December 31, 2023, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

AMERICAN FUNDS GROUP (THE)

American Funds Insurance Series(R) - Growth Fund: Class 2 (AMVGR2)

American Funds Insurance Series(R) - International Fund: Class 2 (AMVI2)

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Stock Index Fund, Inc.: Initial Shares (DSIF)

DELAWARE FUNDS BY MACQUARIE

Delaware VIP Trust - Delaware VIP Small Cap Value Series: Service Class (DWVSVS)

FIDELITY INVESTMENTS

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class (FF20S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class (FF30S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2040 Portfolio: Service Class (FF40S)

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class (FIGBS)

Fidelity Variable Insurance Products Fund - VIP Index 500 Portfolio: Initial Class (FIP)

INVESCO INVESTMENTS

Invesco - Invesco V.I. EQV International Equity Fund: Series I Shares (AVIE)

Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)

Invesco - Invesco V.I. Global Fund: Series I (OVGS)

LEGG MASON

Legg Mason Partners Variable Equity Trust - ClearBridge Variable Small Cap Growth Portfolio: Class I (SBVSG)

MASSACHUSETTS FINANCIAL SERVICES CO.

MFS(R) Variable Insurance Trust III - MFS Mid Cap Value Portfolio: Service Class (MV3MVS)

MFS(R) Variable Insurance Trust II - MFS International Intrinsic Value Portfolio: Service Class (MVIVSC)

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class I (NVIX)

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)

PIMCO FUNDS

PIMCO Variable Insurance Trust - Real Return Portfolio: Administrative Class (PMVRRA)

PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class (PMVTRA)

T. ROWE PRICE

T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: II (TREI2)

2

NATIONWIDE VL SEPARATE ACCOUNT-D

STATEMENTS OF ASSETS, LIABILTIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2023

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity
AMVGR2	37,957	3,369,612	3,727,357	2	3,727,359	-	3,727,359
AMVI2	8,697	158,736	151,410	-	151,410	-	151,410
DSIF	121,796	7,334,417	8,413,683	4	8,413,687	-	8,413,687
DWVSVS	19,722	734,210	752,200	6	752,206	-	752,206
FF40S	21,034	454,010	522,472	-	522,472	-	522,472
FIGBS	280,369	2,992,827	3,086,861	-	3,086,861	-	3,086,861
FIP	12,275	4,841,228	5,668,400	1	5,668,401	-	5,668,401
AVIE	53,304	1,861,912	1,817,148	1	1,817,149	-	1,817,149
OVAG	7,972	537,352	500,698	1	500,699	-	500,699
OVGS	77,598	2,659,843	2,836,969	-	2,836,969	4	2,836,965
SBVSG	49,062	1,418,061	1,341,833	4	1,341,837	-	1,341,837
MV3MVS	55,065	533,687	533,033	1	533,034	-	533,034
MVIVSC	152,265	4,684,519	4,389,796	-	4,389,796	2	4,389,794
MCIF	192,198	3,858,756	3,621,011	4	3,621,015	-	3,621,015
NVIX	84,383	866,233	891,932	-	891,932	-	891,932
SAM	7,040,307	7,040,307	7,040,307	2	7,040,309	-	7,040,309
PMVRRA	109,198	1,261,379	1,263,425	2	1,263,427	-	1,263,427
PMVTRA	339,369	3,419,014	3,115,411	-	3,115,411	3	3,115,408
TREI2	86,357	2,434,309	2,382,584	1	2,382,585	-	2,382,585

*	Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).
**

For all subaccounts not included herein but listed as an investment option in note 1(b), Total Assets and Contract Owners’ Equity at the end of the period are $0. See note 1(b) for all investments available for which no policyholders were invested at December 31, 2023, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VL SEPARATE ACCOUNT-D

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

Investment Activity*:	AMVGR2	AMVI2	DSIF	DWVSVS	FF30S	FF40S	FIGBS	FIP
Reinvested dividends	$11,501	1,845	107,220	5,626	1,356	10,208	75,232	70,714
Mortality and expense risk charges (note 3)	(3,670)	(285)	(8,902)	(888)	(53)	(1,437)	(3,824)	(4,486)

Net investment income (loss)	7,831	1,560	98,318	4,738	1,303	8,771	71,408	66,228

Realized gain (loss) on investments	(383,640)	(8,736)	(311,144)	(57,415)	(67,620)	(166,205)	(66,846)	41,929
Change in unrealized gain (loss) on investments	1,219,412	25,052	1,638,803	76,188	88,368	360,508	163,007	890,758

Net gain (loss) on investments	835,772	16,316	1,327,659	18,773	20,748	194,303	96,161	932,687

Reinvested capital gains	172,393	-	281,182	37,710	-	29,556	-	35,505

Net increase (decrease) in contract owners’ equity resulting from operations	$1,015,996	17,876	1,707,159	61,221	22,051	232,630	167,569	1,034,420

Investment Activity*:	AVIE	OVAG	OVGS	SBVSG	MV3MVS	MVIVSC	MCIF	NVIX
Reinvested dividends	$3,275	-	4,173	-	6,545	18,700	42,251	21,357
Mortality and expense risk charges (note 3)	(1,850)	(604)	(2,243)	(1,154)	(557)	(4,525)	(3,615)	(708)

Net investment income (loss)	1,425	(604)	1,930	(1,154)	5,988	14,175	38,636	20,649

Realized gain (loss) on investments	(36,834)	(188,325)	(392,661)	(147,951)	(14,083)	40,003	(36,262)	(6,946)
Change in unrealized gain (loss) on investments	284,324	248,363	784,934	199,742	43,289	268,064	364,197	99,872

Net gain (loss) on investments	247,490	60,038	392,273	51,791	29,206	308,067	327,935	92,926

Reinvested capital gains	1,226	-	211,041	-	14,554	299,365	168,074	-

Net increase (decrease) in contract owners’ equity resulting from operations	$250,141	59,434	605,244	50,637	49,748	621,607	534,645	113,575

See accompanying notes to financial statements.

NATIONWIDE VL SEPARATE ACCOUNT-D

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2023

Investment Activity*:	SAM	PMVRRA	PMVTRA	TREI2
Reinvested dividends	$395,624	38,943	104,546	38,347
Mortality and expense risk charges (note 3)	(14,672)	(1,578)	(3,301)	(2,324)

Net investment income (loss)	380,952	37,365	101,245	36,023

Realized gain (loss) on investments	-	(86,889)	(226,536)	114,542
Change in unrealized gain (loss) on investments	-	95,704	280,622	(45,337)

Net gain (loss) on investments	-	8,815	54,086	69,205

Reinvested capital gains	1	-	-	96,123

Net increase (decrease) in contract owners’ equity resulting from operations	$380,953	46,180	155,331	201,351

*

For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2023, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VL SEPARATE ACCOUNT-D

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	AMVGR2		AMVI2		DSIF		DWVSVS
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$7,831	1,620	1,560	2,016	98,318	91,793	4,738	2,220
Realized gain (loss) on investments	(383,640)	143,930	(8,736)	4,124	(311,144)	595,584	(57,415)	7,718
Change in unrealized gain (loss) on investments	1,219,412	(1,846,354)	25,052	(59,451)	1,638,803	(3,083,824)	76,188	(160,319)
Reinvested capital gains	172,393	455,045	-	18,601	281,182	735,109	37,710	53,991

Net increase (decrease) in contract owners’ equity resulting from operations	1,015,996	(1,245,759)	17,876	(34,710)	1,707,159	(1,661,338)	61,221	(96,390)

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	265	-	(44)	-	825	-	10	35
Transfers between funds	38,585	(172,824)	11,609	(27,669)	406,942	(1,733,078)	(337,729)	62,203
Surrenders (notes 2, 3, 4, 5 and 6)	(26,933)	(28,432)	(5,605)	(2,354)	(70,888)	(75,498)	(6,459)	(6,322)
Adjustments to maintain reserves	(16)	12	(4)	(4)	25	(28)	2	(14)

Net equity transactions	11,901	(201,244)	5,956	(30,027)	336,904	(1,808,604)	(344,176)	55,902

Net change in contract owners’ equity	1,027,897	(1,447,003)	23,832	(64,737)	2,044,063	(3,469,942)	(282,955)	(40,488)
Contract owners’ equity at beginning of period	2,699,462	4,146,465	127,578	192,315	6,369,624	9,839,566	1,035,161	1,075,649

Contract owners’ equity at end of period	$3,727,359	2,699,462	151,410	127,578	8,413,687	6,369,624	752,206	1,035,161

CHANGE IN UNITS:
Beginning units	64,045	68,753	7,817	9,311	148,347	186,717	44,314	40,257
Units purchased	67,914	-	2,049	37	135,742	17,115	35,372	11,158
Units surrendered	(69,615)	(4,708)	(1,838)	(1,531)	(152,290)	(55,485)	(50,653)	(7,101)

Ending units	62,344	64,045	8,028	7,817	131,799	148,347	29,033	44,314

See accompanying notes to financial statements.

NATIONWIDE VL SEPARATE ACCOUNT-D

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	FF20S		FF30S		FF40S		FIGBS
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$-	1,753	1,303	21,352	8,771	26,773	71,408	60,019
Realized gain (loss) on investments	-	(33,329)	(67,620)	(358,192)	(166,205)	22,736	(66,846)	(42,989)
Change in unrealized gain (loss) on investments	-	(346)	88,368	(301,600)	360,508	(446,540)	163,007	(67,338)
Reinvested capital gains	-	21,830	-	188,231	29,556	102,216	-	36,901

Net increase (decrease) in contract owners’ equity resulting from operations	-	(10,092)	22,051	(450,209)	232,630	(294,815)	167,569	(13,407)

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	-	2	-	-	-	-	(243)	-
Transfers between funds	-	(241,388)	(418,581)	(2,259,188)	(1,630,108)	878,138	333,795	1,932,266
Surrenders (notes 2, 3, 4, 5 and 6)	-	(1,203)	(2,747)	(59,840)	(58,815)	(62,473)	(38,821)	(11,496)
Adjustments to maintain reserves	-	(5)	(2)	(3)	(2)	-	(2)	(5)

Net equity transactions	-	(242,594)	(421,330)	(2,319,031)	(1,688,925)	815,665	294,729	1,920,765

Net change in contract owners’ equity	-	(252,686)	(399,279)	(2,769,240)	(1,456,295)	520,850	462,298	1,907,358
Contract owners’ equity at beginning of period	-	252,686	399,279	3,168,519	1,978,767	1,457,917	2,624,563	717,205

Contract owners’ equity at end of period	$-	-	-	399,279	522,472	1,978,767	3,086,861	2,624,563

CHANGE IN UNITS:
Beginning units	-	20,460	36,910	243,029	169,901	102,166	127,573	30,245
Units purchased	-	-	6,254	-	-	72,917	142,295	97,865
Units surrendered	-	(20,460)	(43,164)	(206,119)	(132,092)	(5,182)	(126,540)	(537)

Ending units	-	-	-	36,910	37,809	169,901	143,328	127,573

See accompanying notes to financial statements.

NATIONWIDE VL SEPARATE ACCOUNT-D

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	FIP		AVIE		OVAG		OVGS
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$66,228	46,554	1,425	27,406	(604)	(1,247)	1,930	(4,529)
Realized gain (loss) on investments	41,929	41,752	(36,834)	(206,389)	(188,325)	(171,836)	(392,661)	11,313
Change in unrealized gain (loss) on investments	890,758	(734,673)	284,324	(447,076)	248,363	(268,183)	784,934	(1,085,361)
Reinvested capital gains	35,505	20,291	1,226	202,424	-	125,945	211,041	342,530

Net increase (decrease) in contract owners’ equity resulting from operations	1,034,420	(626,076)	250,141	(423,635)	59,434	(315,321)	605,244	(736,047)

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	11	-	173	-	160	-	-	69
Transfers between funds	1,410,529	1,051,402	275,126	(381,662)	(11,870)	(601,141)	572,277	268,520
Surrenders (notes 2, 3, 4, 5 and 6)	(178,519)	(119,813)	(13,948)	(15,872)	(4,507)	(4,815)	(16,346)	(14,981)
Adjustments to maintain reserves	(19)	22	(7)	(17)	8	(46)	(5)	(31)

Net equity transactions	1,232,002	931,611	261,344	(397,551)	(16,209)	(606,002)	555,926	253,577

Net change in contract owners’ equity	2,266,422	305,535	511,485	(821,186)	43,225	(921,323)	1,161,170	(482,470)
Contract owners’ equity at beginning of period	3,401,979	3,096,444	1,305,664	2,126,850	457,474	1,378,797	1,675,795	2,158,265

Contract owners’ equity at end of period	$5,668,401	3,401,979	1,817,149	1,305,664	500,699	457,474	2,836,965	1,675,795

CHANGE IN UNITS:
Beginning units	64,657	48,084	43,764	58,094	8,389	17,407	41,260	36,169
Units purchased	23,832	18,719	50,535	-	9,854	555	49,809	8,051
Units surrendered	(3,033)	(2,146)	(44,118)	(14,330)	(10,364)	(9,573)	(42,335)	(2,960)

Ending units	85,456	64,657	50,181	43,764	7,879	8,389	48,734	41,260

See accompanying notes to financial statements.

NATIONWIDE VL SEPARATE ACCOUNT-D

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	SBVSG		MV3MVS		MVIVSC		MCIF
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$(1,154)	(2,141)	5,988	2,051	14,175	10,561	38,636	26,371
Realized gain (loss) on investments	(147,951)	(206,109)	(14,083)	891	40,003	(27,853)	(36,262)	(64,756)
Change in unrealized gain (loss) on investments	199,742	(149,813)	43,289	(77,868)	268,064	(1,397,079)	364,197	(1,205,369)
Reinvested capital gains	-	16,756	14,554	32,868	299,365	180,558	168,074	791,396

Net increase (decrease) in contract owners’ equity resulting from operations	50,637	(341,307)	49,748	(42,058)	621,607	(1,233,813)	534,645	(452,358)

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	2	19	183	-	153	-	73	38
Transfers between funds	557,220	(135,443)	84,224	(152,339)	314,175	(184,844)	(20,717)	299,888
Surrenders (notes 2, 3, 4, 5 and 6)	(8,427)	(7,419)	(4,157)	(3,965)	(33,299)	(34,575)	(52,404)	(38,498)
Adjustments to maintain reserves	(5)	(16)	4	(7)	(1)	(10)	69	(81)

Net equity transactions	548,790	(142,859)	80,254	(156,311)	281,028	(219,429)	(72,979)	261,347

Net change in contract owners’ equity	599,427	(484,166)	130,002	(198,369)	902,635	(1,453,242)	461,666	(191,011)
Contract owners’ equity at beginning of period	742,410	1,226,576	403,032	601,401	3,487,159	4,940,401	3,159,349	3,350,360

Contract owners’ equity at end of period	$1,341,837	742,410	533,034	403,032	4,389,794	3,487,159	3,621,015	3,159,349

CHANGE IN UNITS:
Beginning units	29,616	34,729	30,000	40,633	140,683	151,591	44,064	39,514
Units purchased	49,716	-	44,031	1,694	149,185	712	52,702	8,084
Units surrendered	(30,615)	(5,113)	(38,886)	(12,327)	(141,666)	(11,620)	(40,609)	(3,534)

Ending units	48,717	29,616	35,145	30,000	148,202	140,683	56,157	44,064

See accompanying notes to financial statements.

NATIONWIDE VL SEPARATE ACCOUNT-D

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	NVIX		SAM		PMVRRA		PMVTRA
	2023	2022	2023	2022	2023	2022	2023	2022
Investment activity*:
Net investment income (loss)	$20,649	20,483	380,952	101,779	37,365	46,961	101,245	65,052
Realized gain (loss) on investments	(6,946)	(1,465)	-	-	(86,889)	(5,795)	(226,536)	(63,777)
Change in unrealized gain (loss) on investments	99,872	(74,150)	-	-	95,704	(118,579)	280,622	(451,909)
Reinvested capital gains	-	-	1	199	-	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	113,575	(55,132)	380,953	101,978	46,180	(77,413)	155,331	(450,634)

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	-	-	(163)	-	13	5	-	42
Transfers between funds	237,617	326,709	(2,135,144)	376,675	(215,418)	795,987	321,947	59,904
Surrenders (notes 2, 3, 4, 5 and 6)	(28,143)	(17,028)	(206,745)	(107,240)	(11,524)	(6,165)	(23,871)	(22,472)
Adjustments to maintain reserves	-	(5)	48	(49)	6	16	(7)	(3)

Net equity transactions	209,474	309,676	(2,342,004)	269,386	(226,923)	789,843	298,069	37,471

Net change in contract owners’ equity	323,049	254,544	(1,961,051)	371,364	(180,743)	712,430	453,400	(413,163)
Contract owners’ equity at beginning of period	568,883	314,339	9,001,360	8,629,996	1,444,170	731,740	2,662,008	3,075,171

Contract owners’ equity at end of period	$891,932	568,883	7,040,309	9,001,360	1,263,427	1,444,170	3,115,408	2,662,008

CHANGE IN UNITS:
Beginning units	46,609	22,051	668,959	648,053	61,404	27,345	126,588	125,004
Units purchased	17,735	25,971	471,443	224,835	62,984	34,307	158,283	6,946
Units surrendered	(2,130)	(1,413)	(609,251)	(203,929)	(72,627)	(248)	(146,707)	(5,362)

Ending units	62,214	46,609	531,151	668,959	51,761	61,404	138,164	126,588

See accompanying notes to financial statements.

NATIONWIDE VL SEPARATE ACCOUNT-D

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022

	TREI2
	2023	2022
Investment activity*:
Net investment income (loss)	$36,023	29,423
Realized gain (loss) on investments	114,542	104,673
Change in unrealized gain (loss) on investments	(45,337)	(320,565)
Reinvested capital gains	96,123	103,470

Net increase (decrease) in contract owners’ equity resulting from operations	201,351	(82,999)

Equity transactions:
Purchase payments received from policyholders (notes 2 and 6)	-	44
Transfers between funds	205,521	(162,116)
Surrenders (notes 2, 3, 4, 5 and 6)	(16,329)	(17,174)
Adjustments to maintain reserves	16	(30)

Net equity transactions	189,208	(179,276)

Net change in contract owners’ equity	390,559	(262,275)
Contract owners’ equity at beginning of period	1,992,026	2,254,301

Contract owners’ equity at end of period	$2,382,585	1,992,026

CHANGE IN UNITS:
Beginning units	43,682	47,542
Units purchased	52,476	-
Units surrendered	(49,751)	(3,860)

Ending units	46,407	43,682

*

For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the two-year period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2023, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VL SEPARATE ACCOUNT-D NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide VL Separate Account-D (the Separate Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life and Annuity Insurance Company (the Company) on May 22, 1998. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The Company offers Single Premium, Modified Single Premium, Flexible Premium and Last Survivor Flexible Premium Variable Life Insurance Policies through the Separate Account.

(b) The Policies

The Separate Account offers variable investment options through life insurance policies intended to provide benefits to the policyholder and/or the beneficiary named by the policyholder. Policy features are described in the applicable prospectus.

A policyholder may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

With certain exceptions, policyholders may invest in any of the following:

AB FUNDS

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Relative Value Portfolio: Class A (ALVGIA)*

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS International Value Portfolio: Class A (ALVIVA)*

AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Discovery Value Portfolio: Class A (ALVSVA)*

AMERICAN CENTURY INVESTMENTS

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I (ACVI)*

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class I (ACVIP1)*

American Century Variable Portfolios, Inc. - American Century VP Mid Cap Value Fund: Class I (ACVMV1)*

American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class I (ACVV)*

AMERICAN FUNDS GROUP (THE)

American Funds Insurance Series(R) - Washington Mutual Investors Fund: Class 2 (AMVBC2)*

American Funds Insurance Series(R) - Capital World Bond Fund: Class 2 (AMVGB2)*

American Funds Insurance Series(R) - Global Growth Fund: Class 2 (AMVGG2)*

American Funds Insurance Series(R) - Growth-Income Fund: Class 2 (AMVGI2)*

American Funds Insurance Series(R) - Growth Fund: Class 2 (AMVGR2)

American Funds Insurance Series(R) - Global Small Capitalization Fund: Class 2 (AMVGS2)*

American Funds Insurance Series(R) - U.S. Government Securities Fund: Class 2 (AMVGV2)*

American Funds Insurance Series(R) - International Fund: Class 2 (AMVI2)

American Funds Insurance Series(R) - New World Fund: Class 2 (AMVNW2)*

BLACKROCK FUNDS

BlackRock Variable Series Funds II, Inc. - BlackRock High Yield V.I. Fund: Class I (BRVHYI)*

BlackRock Variable Series Funds, Inc. - BlackRock Global Allocation V.I. Fund: Class II (MLVGA2)*

BlackRock Variable Series Funds, Inc. - BlackRock Advantage Large Cap Core V.I. Fund: Class II (MLVLC2)*

BlackRock Variable Series Funds, Inc. - BlackRock Advantage SMID Cap V.I. Fund: Class II (MLVSV2)*

BlackRock Variable Series Funds, Inc. - BlackRock S&P 500 Index V.I. Fund: Class II (MLVX52)*

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Stock Index Fund, Inc.: Initial Shares (DSIF)

BNY Mellon Investment Portfolios - MidCap Stock Portfolio: Initial Shares (DVMCS)*

BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (DVSCS)*

CALVERT GROUP

Calvert Variable Products, Inc. - Calvert VP S&P 500 Index Portfolio (CVSPIP)*

Calvert Variable Series, Inc. - Calvert VP SRI Mid Cap Portfolio (CVSRMC)*

DELAWARE FUNDS BY MACQUARIE

Delaware VIP Trust - Delaware VIP Emerging Markets Series: Service Class (DWVEMS)*

Delaware VIP Trust - Delaware VIP Small Cap Value Series: Service Class (DWVSVS)

DWS INVESTMENT MANAGEMENT AMERICAS, INC.

Deutsche DWS Investments VIT Funds - DWS Small Cap Index VIP: Class A (BISCI)*

NATIONWIDE VL SEPARATE ACCOUNT-D NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

EATON VANCE FUNDS

Eaton Vance Variable Trust - Eaton Vance VT Floating-Rate Income Fund: Initial Class (ETVFR)*

FEDERATED HERMES, INC.

Federated Hermes Insurance Series - Federated Hermes Fund for U.S. Government Securities II (FVUS2)*

FIDELITY INVESTMENTS

Fidelity Variable Insurance Products Fund - VIP Contrafund(R) Portfolio: Service Class (FCS)*

Fidelity Variable Insurance Products - Emerging Markets Portfolio - Service Class (FEMS)*

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class (FF20S)*

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class (FF30S)*

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2035 Portfolio: Service Class (FF35S)*

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2040 Portfolio: Service Class (FF40S)

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2045 Portfolio: Service Class (FF45S)*

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2050 Portfolio: Service Class (FF50S)*

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2055 Portfolio: Service Class (FF55S)*

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2060 Portfolio: Service Class (FF60S)*

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2065 Portfolio: Service Class (FF65S)*

Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Income Fund Portfolio: Service Class (FFINS)*

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class (FGS)*

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class (FIGBS)

Fidelity Variable Insurance Products Fund - VIP Index 500 Portfolio: Initial Class (FIP)

Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class (FMCS)*

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class (FOS)*

Fidelity Variable Insurance Products Fund - VIP Real Estate Portfolio: Service Class (FRESS)*

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class (FVSS)*

FRANKLIN TEMPLETON DISTRIBUTORS, INC.

Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 1 (FTVGB1)*

Franklin Templeton Variable Insurance Products Trust - Templeton Global Bond VIP Fund: Class 2 (FTVGI2)*

Franklin Templeton Variable Insurance Products Trust - Franklin Mutual Global Discovery VIP Fund: Class 2 (FTVMD2)*

Franklin Templeton Variable Insurance Products Trust - Templeton Foreign VIP Fund: Class 2 (TIF2)*

GOLDMAN SACHS ASSET MANAGEMENT GROUP

Goldman Sachs Variable Insurance Trust - Goldman Sachs Small Cap Equity Insights Fund: Institutional Shares (GVCSE)*

Goldman Sachs Variable Insurance Trust - Goldman Sachs Mid Cap Growth Fund: Service Shares (GVGOPS)*

Goldman Sachs Variable Insurance Trust - Goldman Sachs International Equity Insights Fund: Institutional Shares (GVIE)*

Goldman Sachs Variable Insurance Trust - Goldman Sachs Mid Cap Value Fund: Institutional Shares (GVMCE)*

INVESCO INVESTMENTS

Invesco - Invesco V.I. Comstock Fund: Series II Shares (ACC2)*

Invesco - Invesco V.I. American Franchise Fund: Series I Shares (ACEG)*

Invesco - Invesco V.I. Growth and Income Fund: Series I Shares (ACGI)*

Invesco - Invesco V.I. Core Equity Fund: Series I Shares (AVGI)*

Invesco - Invesco V.I. High Yield Fund: Series I Shares (AVHY1)*

Invesco - Invesco V.I. EQV International Equity Fund: Series I Shares (AVIE)

Invesco - Invesco V.I. Main Street Mid Cap Fund: Series I Shares (AVMCCI)*

Invesco - Invesco V.I. Small Cap Equity Fund: Series I Shares (AVSCE)*

Invesco - Invesco V.I. Health Care Fund: Series I Shares (IVHS)*

Invesco - Invesco V.I. Equity and Income Fund: Series I Shares (IVKEI1)*

Invesco - Invesco V.I. Global Real Estate Fund: Series I Shares (IVRE)*

Invesco - Invesco V.I. Technology Fund: Series I Shares (IVT)*

Invesco - Invesco V.I. American Value Fund: Series I Shares (MSVMV)*

Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)

Invesco - Invesco V.I. Main Street Fund: Series I (OVGI)*

Invesco - Invesco V.I. Capital Appreciation Fund: Series I (OVGR)*

Invesco - Invesco V.I. Global Fund: Series I (OVGS)

Invesco Oppenheimer V.I. International Growth Fund: Series I (OVIG)*

Invesco - Invesco V.I. Main Street Small Cap Fund: Series I (OVSC)*

IVY INVESTMENTS

Ivy Variable Insurance Portfolios - Delaware Ivy Growth: Class II (WRGP)*

Ivy Variable Insurance Portfolios - Delaware Ivy High Income: Class II (WRHIP)*

Ivy Variable Insurance Portfolios - Delaware Ivy Mid Cap Growth: Class II (WRMCG)*

Ivy Variable Insurance Portfolios - Delaware Ivy Small Cap Growth: Class II (WRSCP)*

NATIONWIDE VL SEPARATE ACCOUNT-D NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

JANUS HENDERSON INVESTORS

Janus Aspen Series - Janus Henderson Flexible Bond Portfolio: Service Shares (JAFBS)*

Janus Aspen Series - Janus Henderson Enterprise Portfolio: Service Shares (JAMGS)*

Janus Aspen Series - Janus Henderson Mid Cap Value Portfolio: Service Shares (JAMVS)*

LAZARD FUNDS

Lazard Retirement Series, Inc. - Lazard Retirement Emerging Markets Equity Portfolio: Service Shares (LZREMS)*

LEGG MASON

Legg Mason Partners Variable Equity Trust - ClearBridge Variable Large Cap Value Portfolio: Class I (SBVI)*

Legg Mason Partners Variable Equity Trust - ClearBridge Variable Small Cap Growth Portfolio: Class I (SBVSG)

LINCOLN FUNDS

Lincoln Variable Insurance Products Trust - LVIP JPMorgan Core Bond Fund: Standard Class (LJPCBT)*

Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class (LJPMVS)*

Lincoln Variable Insurance Products Trust - LVIP JPMorgan Small Cap Core Fund: Standard Class (LJPSCS)*

LORD ABBETT FUNDS

Lord Abbett Series Fund, Inc. - Bond Debenture Portfolio: Class VC (LOVBD)*

Lord Abbett Series Fund, Inc. - Short Duration Income Portfolio: Class VC (LOVSDC)*

Lord Abbett Series Fund, Inc. - Total Return Portfolio: Class VC (LOVTRC)*

MAINSTAY FUNDS

MainStay VP Funds Trust - MainStay VP Floating Rate Portfolio: Service Class (MNVFRS)*

MASSACHUSETTS FINANCIAL SERVICES CO.

MFS(R) Variable Insurance Trust III - MFS Global Real Estate Portfolio: Service Class (M3GRES)*

MFS(R) Variable Insurance Trust - MFS Growth Series: Service Class (MEGSS)*

MFS(R) Variable Insurance Trust - MFS Mid Cap Growth Series: Service Class (MMCGSC)*

MFS(R) Variable Insurance Trust - MFS New Discovery Series: Service Class (MNDSC)*

MFS(R) Variable Insurance Trust II - MFS Emerging Markets Equity Portfolio: Service Class (MV2EES)*

MFS(R) Variable Insurance Trust II - MFS Massachusetts Investors Growth Stock Portfolio: Initial Class (MV2IGI)*

MFS(R) Variable Insurance Trust II - MFS Research International Portfolio: Service Class (MV2RIS)*

MFS(R) Variable Insurance Trust III - MFS Limited Maturity Portfolio: Service Class (MV3LMS)*

MFS(R) Variable Insurance Trust III - MFS Mid Cap Value Portfolio: Service Class (MV3MVS)

MFS(R) Variable Insurance Trust II - MFS Blended Research(R) Core Equity Portfolio: Service Class (MVBRES)*

MFS(R) Variable Insurance Trust - MFS Value Series: Initial Class (MVFIC)*

MFS(R) Variable Insurance Trust II - MFS International Intrinsic Value Portfolio: Service Class (MVIVSC)

MFS(R) Variable Insurance Trust - MFS Total Return Bond Series: Service Class (MVRBSS)*

MFS(R) Variable Insurance Trust - MFS Utilities Series: Initial Class (MVUIC)*

MORGAN STANLEY

Morgan Stanley Variable Insurance Fund, Inc. - Discovery Portfolio: Class I (MSVMG)*

Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)*

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class I (EIF)*

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)*

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)*

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)*

Nationwide Variable Insurance Trust - NVIT Federated High Income Bond Fund: Class I (HIBF)*

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)

Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I (MSBF)*

Nationwide Variable Insurance Trust - NVIT J.P. Morgan Mozaic(SM) Multi-Asset Fund: Class II (NJMMA2)*

Nationwide Variable Insurance Trust - NVIT J.P. Morgan U.S. Equity Fund: Class II (NJNDE2)*

Nationwide Variable Insurance Trust - NVIT Bond Index Fund: Class I (NVBX)*

Nationwide Variable Insurance Trust - NVIT International Index Fund: Class I (NVIX)

Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class I (NVMIG1)*

Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)*

Nationwide Variable Insurance Trust - NVIT Calvert Equity Fund: Class I (NVNSR1)*

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)*

Nationwide Variable Insurance Trust - NVIT Small Cap Index Fund: Class II (NVSIX2)*

Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class I (NVSTB1)*

Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class I (NVTIV3)*

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class V (SAM5)*

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I (SCF)*

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I (SCGF)*

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I (SCVF)*

Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I (TRF)*

NATIONWIDE VL SEPARATE ACCOUNT-D NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

NEUBERGER & BERMAN MANAGEMENT, INC.

Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: Class I Shares (AMCG)*

PIMCO FUNDS

PIMCO Variable Insurance Trust - International Bond Portfolio (U.S. Dollar-Hedged): Administrative Class (PMVFHA)*

PIMCO Variable Insurance Trust - Global Bond Opportunities Portfolio (Unhedged): Administrative Class (PMVGBA)*

PIMCO Variable Insurance Trust - High Yield Portfolio: Administrative Class (PMVHYA)*

PIMCO Variable Insurance Trust - Income Portfolio: Administrative Class (PMVID)*

PIMCO Variable Insurance Trust - Long-Term U.S. Government Portfolio: Administrative Class (PMVLGA)*

PIMCO Variable Insurance Trust - Real Return Portfolio: Administrative Class (PMVRRA)

PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class (PMVTRA)

PIMCO Variable Insurance Trust - Short-Term Portfolio: Administrative Class (PVSTA)*

PUTNAM INVESTMENTS

Putnam Variable Trust - Putnam VT International Equity Fund: Class IB (PVTIGB)*

Putnam Variable Trust - Putnam VT Small Cap Value Fund: Class IB (PVTSCB)*

ROYCE CAPITAL FUNDS

Royce Capital Fund - Royce Micro-Cap Portfolio: Investment Class (ROCMC)*

Royce Capital Fund - Royce Small-Cap Portfolio: Investment Class (ROCSC)*

T. ROWE PRICE

T. Rowe Price Equity Series, Inc. - T. Rowe Price Blue Chip Growth Portfolio (TRBCGP)*

T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: II (TREI2)

T. Rowe Price Fixed Income Series, Inc. - T. Rowe Price Limited-Term Bond Portfolio (TRLT1)*

T. Rowe Price Equity Series, Inc. - T. Rowe Price Mid-Cap Growth Portfolio: II (TRMCG2)*

T. Rowe Price Equity Series, Inc. - T. Rowe Price Moderate Allocation Portfolio (TRPSB1)*

VAN ECK ASSOCIATES CORPORATION

VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class (VWHA)*

VIRTUS MUTUAL FUNDS

Virtus Variable Insurance Trust - Virtus Duff & Phelps Real Estate Securities Series: Class I (VRVDRI)*

*	At December 31, 2023, policyholders were not invested in this fund.

There were no subaccounts with inception dates for each of the years in the two-year period ended December 31, 2023 and there were no subaccounts with liquidation dates for the one-year period ended December 31, 2023.

For the one-year period ended December 31, 2023, the following subaccount mergers occurred. The subaccounts that were acquired during the year are no longer available as of December 31, 2023.

Acquired Underlying Mutual Fund	Acquiring Underlying Mutual Fund	Effective Date

JPMorgan Insurance Trust - JPMorgan Insurance Trust Mid Cap Value Portfolio: Class 1 (JPMMV1)	Lincoln Variable Insurance Products Trust - LVIP JPMorgan Mid Cap Value Fund: Standard Class (LJPMVS)	4/28/2023
JPMorgan Insurance Trust - JPMorgan Insurance Trust Small Cap Core Portfolio: Class 1 (JPSCE1)	Lincoln Variable Insurance Products Trust - LVIP JPMorgan Small Cap Core Fund: Standard Class (LJPSCS)	4/28/2023
JPMorgan Insurance Trust - JPMorgan Insurance Trust Core Bond Portfolio: Class 1 (OGBDP)	Lincoln Variable Insurance Products Trust - LVIP JPMorgan Core Bond Fund: Standard Class (LJPCBT)	4/28/2023

For the one-year period ended December 31, 2023, the following subaccount name changes occurred:

Subaccount Abbreviation	Current Legal Name	Prior Legal Name	Effective Date

ALVGIA	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Relative Value Portfolio: Class A	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Growth and Income Portfolio: Class A	5/1/2023
ALVSVA	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Discovery Value Portfolio: Class A	AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Small/Mid Cap Value Portfolio: Class A	5/1/2023
NVNSR1	Nationwide Variable Insurance Trust - NVIT Calvert Equity Fund: Class I	Nationwide Variable Insurance Trust - NVIT BNY Mellon Sustainable U.S. Equity Fund: Class I	5/1/2023
NVSTB1	Nationwide Variable Insurance Trust - NVIT Loomis Short Term Bond Fund: Class I	Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class I	5/1/2023
AMCG	Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: Class I Shares	Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: I Class Shares	5/1/2023
PMVGBA	PIMCO Variable Insurance Trust - Global Bond Opportunities Portfolio (Unhedged): Administrative Class	PIMCO Variable Insurance Trust - Global Bond Opportunities Portfolio (Unhedged): Administrative Class	5/1/2023

NATIONWIDE VL SEPARATE ACCOUNT-D NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

The Contract Owners’ Equity is affected by the investment results of each fund, equity transactions by policyholders and certain policy and asset charges (see notes 2 and 3). The accompanying financial statements include only policyholders’ purchase payments pertaining to the variable portions of their policies and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a policyholder due to a policy cancellation during the free look period, and/or if a gain is realized by the policyholder during the free look period.

The Company allocates purchase payments to subaccounts and/or the fixed account as instructed by the policyholder. Shares of the subaccounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the policy.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing Net Asset Value per share at December 31, 2023 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Separate Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Separate Account. Taxes are generally the responsibility of the policyholder upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Adjustments to Maintain reserves (ATM)

Adjustments to Maintain reserves primarily represent timing related adjustments absorbed by the general account in order to maintain appropriate contract owner account balances.

(g) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were issued with the Securities and Exchange Commission, and no subsequent events have occurred requiring accrual or disclosures.

(2) Policy Charges

The Separate Account assesses charges associated with the policy. These charges are either assessed as a direct deduction from premium payments or through a surrender of units from the subaccounts contained within the Separate Account. The assessment of charges varies based on the policy and any additional riders or benefits elected. The additional riders or benefits and related charges specific to each product are described in detail in the applicable prospectus.

Policy Charges
Mortality and Expense Risk Charge - assessed through a surrender of units	Equal, on an annual basis, to 0.10% - 0.75% of the daily value of the assets invested in each fund
Sales Charge/Percent of Premium Charge - assessed through a deduction from premium payments	Up to 9.0% of each premium payment
Cost of Insurance Charges - assessed through a surrender of units	$0.03 - $83.33 per $1,000 of a policy’s net amount at risk
Administrative Charge - assessed through a surrender of units	$5 - $10 per policy, per month
Policy Loan Interest Charge - assessed through a surrender of units	Up to 3.75% of an outstanding policy loan
Partial Surrender Fee - assessed through a surrender of units	$0 - $25
Rider Charges - annualized and assessed through a surrender of units
Additional (insurance) Protection Rider Charge	$0.01 - $83.33 per month per $1,000 of additional protection

NATIONWIDE VL SEPARATE ACCOUNT-D NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

(3) Asset Charges

The Company deducts a charge related to the assumption of mortality and expense risk. Asset charges are included within the surrenders line item in the equity transactions section of the Statements of Changes in Contract Owners’ Equity.

For corporate flexible premium policies, the Company deducts a charge related to operations. This charge is guaranteed not to exceed an annualized rate of 0.75% of the policy’s cash value.

On a current basis, this charge varies based on when the policy was issued and reduces based on how long the policy has been in force for most issues:

•	For policies with applications signed on or after January 3, 2006:

Charge for policy years 1- 4	Charge for policy years 5- 15	Charge for policy years 16+
0.25% of daily net assets	0.20% of daily net assets	0.10% of daily net assets

•	For policies with applications signed before January 3, 2006:

Charge for policy years 1- 4	Charge for policy years 5- 20	Charge for policy years 21+
0.40% of daily net assets	0.25% of daily net assets	0.10% of daily net assets

A reduced fee tier rate exists for corporate flexible premium policies and is 0.20% for all policy years. These charges are assessed through a reduction in the unit value. For policies issued prior to September 9, 2002, the Company reduced the asset charges where the size or nature of the group resulted in savings in sales, underwriting, or administrative costs. Variations due to differences in costs were determined in a manner not unfairly discriminatory to policy owners.

(4) Death Benefits

Death benefit proceeds result in a surrender of the policy value from the Separate Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For last survivor flexible premium policies, the proceeds are payable on the death of the last surviving insured. In the event that the guaranteed death benefit exceeds the policy value on the date of death, the excess is paid by the Company’s general account. Death benefits are included within the surrenders line item in the equity transactions section of the Statements of Changes in Contract Owners’ Equity.

(5) Policy Loans (Net of Repayments)

Policy provisions allow policyholders to borrow 90% of a policy’s non-loaned cash value. Interest is charged on the outstanding loan and is due and payable on each policy anniversary, or when the loan is repaid or a new loan is effective. At the time the loan is granted, the amount of the loan is transferred from the Separate Account to the Company’s general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan was made. Interest credited is paid by the Company’s general account to the Separate Account. Loan repayments result in a transfer of collateral including interest credited back to the Separate Account. The interest rate charged on the policy loan is the stated rate of interest in effect at the time the loan is made, subject to a guaranteed maximum rate of 3.75%. Policy loans (net of repayments) are included within the surrenders line item in the equity transactions section of the Statements of Changes in Contract

Owners’ Equity.

(6) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Separate Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Policyholders may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. These transfers are the result of the policyholder executing fund exchanges. Fund exchanges from the Separate Account to the fixed account are included in surrenders, and fund exchanges from the fixed account to the Separate Account are included in purchase payments received from policyholders, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity. Policy loan transactions (note 5), executed at the direction of the policyholder, also result in transfers between the Separate Account and the fixed account of the Company. The fixed account assets are not reflected in the accompanying financial statements. For the years ended December 31, 2023 and 2022, there were no transfers into or out of the Separate Account from the fixed account.

NATIONWIDE VL SEPARATE ACCOUNT-D NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

(7) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Separate Account categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Separate Account categorizes financial assets recorded at fair value as follows:

•

Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

•

Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets, quotes prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quotes prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, Secures Overnight Financing Rate, prime rates, cash flows, maturity dates, callability, estimated prepayments and/or underlying collateral values.

•

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

The investments used by all subaccounts are mutual funds and are valued using daily Net Asset Values (NAVs), which are deemed to approximate fair values. As such, all funds are classified as Level 1 Investments.

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2023 are as follows:

Subaccount Abbreviation*	Purchases of Investments	Sales of Investments

AMVGR2	$1,322,009	$1,129,869
AMVI2	45,467	37,947
DSIF	3,013,631	2,297,251
DWVSVS	565,562	867,292
FF30S	72,757	492,782
FF40S	78,622	1,729,218
FIGBS	924,915	558,776
FIP	1,504,125	170,374
AVIE	436,094	172,093
OVAG	160,692	177,512
OVGS	1,975,304	1,206,401
SBVSG	853,514	305,873
MV3MVS	198,966	98,173
MVIVSC	1,157,031	562,463
MCIF	951,819	818,158
NVIX	299,841	69,718
SAM	3,147,631	5,108,729
SAM5	3	3
PMVRRA	575,645	765,208
PMVTRA	1,172,073	772,752
TREI2	908,226	586,888

*	Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).

NATIONWIDE VL SEPARATE ACCOUNT-D NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

(8) Financial Highlights

The Company offers several variable life products through the Separate Account that have unique combinations of features and fees that are assessed to the policyholder. Differences in fee structures result in a variety of contract expense rates, unit fair values and total returns. The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable life insurance policies as of December 31, 2023, and the investment income ratio and total return for each of the periods in the five-year period ended December 31, 2023. The information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate for contracts with units outstanding as of the balance sheet date. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented. Total return and investment income ratio for periods with no ending Contract Owners’ Equity were considered to be irrelevant, and therefore are not presented.

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
AllianceBernstein Variable Products Series Fund, Inc. - AB VPS Discovery Value Portfolio: Class A (ALVSVA)
2020	0.25%			15,497	27.90			432,379	1.06%	3.11%
2019	0.25%			15,578	27.06			421,525	0.59%	19.80%
American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class I (ACVIP1)
2020	0.10%			8,529	11.73			100,064	2.06%	9.70%
American Funds Insurance Series(R) - Growth Fund: Class 2 (AMVGR2)
2023	0.10%			62,344	$59.79			$3,727,359	0.36%	38.34%
2022	0.25%			64,045	42.15			2,699,462	0.30%	-30.11%
2021	0.25%			68,753	60.31			4,146,465	0.22%	21.68%
2020	0.25%			85,648	49.56			4,244,912	0.32%	51.70%
2019	0.25%			116,884	32.67			3,818,744	0.76%	30.45%
American Funds Insurance Series(R) - International Fund: Class 2 (AMVI2)
2023	0.25%			8,028	$18.86			$151,410	1.61%	15.56%
2022	0.25%			7,817	16.32			127,578	1.75%	-20.98%
2021	0.25%			9,311	20.65			192,315	2.38%	-1.74%
2020	0.25%			11,188	21.02			235,180	0.99%	13.69%
2019	0.25%			2,363	18.49			43,691	1.47%	22.58%
BNY Mellon Stock Index Fund, Inc.: Initial Shares (DSIF)
2023	0.10%	to	0.25%	131,799	$64.16	to	$53.94	$8,413,687	1.42%	25.80%	to	25.61%
2022	0.25%			148,347	42.94			6,369,624	1.37%	-18.52%
2021	0.25%			186,717	52.70			9,839,566	1.18%	28.09%
2020	0.25%			160,179	41.14			6,589,904	1.60%	17.71%
2019	0.25%			178,468	34.95			6,237,475	1.75%	30.86%
Delaware VIP Trust - Delaware VIP Small Cap Value Series: Service Class (DWVSVS)
2023	0.10%			29,033	$25.91			$752,206	0.75%	8.99%
2022	0.25%			44,314	23.36			1,035,161	0.55%	-12.57%
2021	0.25%			40,257	26.72			1,075,649	0.49%	33.68%
2020	0.25%			38,297	19.99			765,470	1.13%	-2.42%
2019	0.25%			46,168	20.48			945,686	0.75%	27.40%
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2020 Portfolio: Service Class (FF20S)
2021	0.10%			20,460	12.35			252,686	0.39%	9.36%
2020	0.10%			83,407	11.29			941,951	1.15%	12.93%		*	***
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2030 Portfolio: Service Class (FF30S)
2022	0.10%			36,910	10.82			399,279	1.37%	-17.03%
2021	0.10%			243,029	13.04			3,168,519	1.41%	12.13%
2020	0.10%			84,330	11.63			980,537	1.29%	16.27%		*	***
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Fund 2040 Portfolio: Service Class (FF40S)
2023	0.10%			37,809	$13.82			$522,472	0.72%	18.65%
2022	0.10%			169,901	11.65			1,978,767	1.75%	-18.38%
2021	0.10%			102,166	14.27			1,457,917	1.14%	17.57%
2020	0.10%			40,370	12.14			490,003	0.96%	21.38%		*	***
Fidelity Variable Insurance Products Fund - Fidelity VIP Freedom Income Fund Portfolio: Service Class (FFINS)
2020	0.10%			149	10.61			1,581	0.00%	6.10%		*	***
Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class (FIGBS)
2023	0.10%	to	0.25%	143,328	$21.52	to	$21.78	$3,086,861	2.63%	6.01%	to	5.86%
2022	0.25%			127,573	20.57			2,624,563	7.27%	-13.24%
2021	0.25%			30,245	23.71			717,205	1.86%	-0.97%
2020	0.25%			35,456	23.95			849,022	2.06%	8.98%
2019	0.25%			43,504	21.97			955,879	2.51%	9.31%

NATIONWIDE VL SEPARATE ACCOUNT-D NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

	Contract Expense Rate*			Units	Unit Fair Value			Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Fidelity Variable Insurance Products Fund - VIP Index 500 Portfolio: Initial Class (FIP)
2023	0.10%			85,456	$66.33			$5,668,401	1.57%	26.07%
2022	0.10%			64,657	52.62			3,401,979	1.58%	-18.29%
2021	0.10%			48,084	64.40			3,096,444	1.41%	28.45%
2020	0.10%			27,956	50.13			1,401,557	2.99%	18.12%		*	***
Fidelity Variable Insurance Products Fund - VIP Mid Cap Portfolio: Service Class (FMCS)
2020	0.25%			7,384	96.99			716,182	0.58%	17.74%
2019	0.25%			6,745	82.37			555,616	0.80%	23.04%
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class (FOS)
2019	0.10%			9,842	27.67			272,337	0.62%	27.55%
Invesco - Invesco V.I. Growth and Income Fund: Series I Shares (ACGI)
2020	0.25%			10,971	24.54			269,185	2.34%	1.84%
2019	0.25%			11,021	24.09			265,531	1.94%	24.88%
Invesco - Invesco V.I. Core Equity Fund: Series I Shares (AVGI)
2019	0.10%			30,077	24.99			751,515	0.35%	28.84%
Invesco - Invesco V.I. EQV International Equity Fund: Series I Shares (AVIE)
2023	0.10%			50,181	$36.21			$1,817,149	0.22%	18.03%
2022	0.25%			43,764	29.83			1,305,664	1.83%	-18.51%
2021	0.25%			58,094	36.61			2,126,850	1.35%	5.62%
2020	0.25%			52,210	34.66			1,809,651	2.18%	13.71%
2019	0.25%			61,133	30.48			1,863,443	1.63%	28.25%
Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)
2023	0.10%			7,879	$63.55			$500,699	0.00%	13.04%
2022	0.25%			8,389	54.53			457,474	0.00%	-31.15%
2021	0.25%			17,407	79.21			1,378,797	0.00%	18.80%		*	***
Invesco - Invesco V.I. Global Fund: Series I (OVGS)
2023	0.10%			48,734	$58.21			$2,836,965	0.21%	34.60%
2022	0.25%			41,260	40.62			1,675,795	0.00%	-31.94%
2021	0.25%			36,169	59.67			2,158,265	0.00%	15.20%
2020	0.25%			29,776	51.80			1,542,331	0.65%	27.32%
2019	0.25%			41,737	40.68			1,698,006	0.90%	31.46%
Janus Aspen Series - Janus Henderson Enterprise Portfolio: Service Shares (JAMGS)
2020	0.25%			36	24.72			890	0.00%	18.89%
2019	0.25%			403	20.80			8,381	0.05%	34.82%
Legg Mason Partners Variable Equity Trust - ClearBridge Variable Large Cap Value Portfolio: Class I (SBVI)
2019	0.10%			1,432	35.38			50,666	0.41%	28.75%
Legg Mason Partners Variable Equity Trust - ClearBridge Variable Small Cap Growth Portfolio: Class I (SBVSG)
2023	0.10%			48,717	$27.54			$1,341,837	0.00%	8.29%
2022	0.25%			29,616	25.07			742,410	0.00%	-29.02%
2021	0.25%			34,729	35.32			1,226,576	0.00%	12.33%
2020	0.25%			41,312	31.44			1,298,933	0.00%	42.90%
2019	0.25%			51,757	22.00			1,138,765	0.00%	26.56%
MFS(R) Variable Insurance Trust III - MFS Mid Cap Value Portfolio: Service Class (MV3MVS)
2023	0.10%			35,145	$15.17			$533,034	1.46%	12.27%
2022	0.25%			30,000	13.43			403,032	0.73%	-9.23%
2021	0.25%			40,633	14.80			601,401	0.66%	30.28%		*	***
MFS(R) Variable Insurance Trust - MFS Value Series: Initial Class (MVFIC)
2020	0.25%			145	40.92			5,934	0.07%	3.22%
2019	0.25%			6,315	39.65			250,364	2.08%	29.48%
MFS(R) Variable Insurance Trust II - MFS International Intrinsic Value Portfolio: Service Class (MVIVSC)
2023	0.10%	to	0.25%	148,202	$29.62	to	$29.02	$4,389,794	0.48%	17.25%	to	17.08%
2022	0.25%			140,683	24.79			3,487,159	0.51%	-23.94%
2021	0.25%			151,591	32.59			4,940,401	0.15%	10.00%
2020	0.25%			121,881	29.63			3,611,011	0.73%	19.91%
2019	0.25%			145,648	24.71			3,598,786	1.49%	25.34%
Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)
2019	0.10%			18,089	18.03			326,218	4.25%	6.16%

NATIONWIDE VL SEPARATE ACCOUNT-D NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

	Contract Expense Rate*			Units	Unit Fair Value		Contract Owners’ Equity		Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)
2019	0.10%			13,058	27.08			353,617	1.26%	17.63%
Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)
2023	0.10%			56,157	$64.48			$3,621,015	1.35%	15.94%
2022	0.10%	to	0.25%	44,064	55.61	to	76.49	3,159,349	1.12%	-13.48%	to	-13.61%
2021	0.10%	to	0.25%	39,514	64.28	to	88.55	3,350,360	1.32%	24.13%	to	23.95%
2020	0.25%			32,070	71.44			2,291,017	1.19%	12.83%
2019	0.25%			34,002	63.31			2,137,299	1.05%	25.34%
Nationwide Variable Insurance Trust - NVIT Bond Index Fund: Class I (NVBX)
2020	0.10%			36,459	12.48			455,092	4.63%	7.09%
Nationwide Variable Insurance Trust - NVIT International Index Fund: Class I (NVIX)
2023	0.10%			62,214	$14.34			$891,932	3.00%	17.46%
2022	0.10%			46,609	12.21			568,883	4.70%	-14.38%
2021	0.10%			22,051	14.26			314,339	5.04%	10.73%		*	***
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)
2019	0.10%			10,076	17.90			180,350	0.55%	37.48%
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)
2023	0.10%	to	0.25%	531,151	$12.66	to	$14.06	$7,040,309	4.64%	4.64%	to	4.49%
2022	0.25%			668,959	13.46			9,001,360	1.32%	1.04%
2021	0.25%			648,053	13.32			8,629,996	0.00%	-0.25%
2020	0.25%			807,185	13.35			10,776,019	0.24%	-0.01%
2019	0.25%			946,476	13.35			11,987,780	1.71%	1.53%
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class V (SAM5)
2020	0.10%			291,056	11.99			3,489,828	0.00%	0.16%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I (SCF)
2019	0.10%			1,869	41.85			78,226	0.01%	25.52%
PIMCO Variable Insurance Trust - Real Return Portfolio: Administrative Class (PMVRRA)
2023	0.10%			51,761	$24.41			$1,263,427	2.99%	3.59%
2022	0.25%			61,404	23.52			1,444,170	6.32%	-12.11%
2021	0.25%			27,345	26.76			731,740	4.82%	5.28%
2020	0.25%			35,304	25.42			897,313	1.42%	11.44%
2019	0.25%			43,319	22.81			988,030	1.66%	8.16%
PIMCO Variable Insurance Trust - Total Return Portfolio: Administrative Class (PMVTRA)
2023	0.10%			138,164	$22.55			$3,115,408	3.58%	5.83%
2022	0.25%			126,588	21.03			2,662,008	2.61%	-14.52%
2021	0.25%			125,004	24.60			3,075,171	1.83%	-1.51%
2020	0.10%	to	0.25%	129,416	25.23	to	24.98	3,232,770	2.15%	8.53%	to	8.37%
2019	0.25%			161,194	23.05			3,715,309	3.01%	8.08%
T. Rowe Price Equity Series, Inc. - T. Rowe Price Equity Income Portfolio: II (TREI2)
2023	0.10%			46,407	$51.34			$2,382,585	1.89%	9.20%
2022	0.25%			43,682	45.60			1,992,026	1.64%	-3.83%
2021	0.25%			47,542	47.42			2,254,301	1.39%	24.90%
2020	0.25%			40,558	37.96			1,539,705	2.00%	0.70%
2019	0.25%			48,110	37.70			1,813,621	2.09%	25.73%

*

This represents the annual contract expense rate or range of rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.

**

This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the policyholder accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***

This represents the total return or range of minimum and maximum total returns for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit values for expenses assessed. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option was initially added and funded during the period presented. Minimum and maximum ranges are not shown for underlying mutual fund options for which a single contract expense rate (product option) exists. In such cases, the total return presented is representative of all units issued and outstanding at period end.

NATIONWIDE VL SEPARATE ACCOUNT-D NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2023

****	Subaccounts denoted indicate the underlying mutual fund option was initially added and funded during the period presented.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(A Wholly Owned Subsidiary of Nationwide Life Insurance Company)

2023 Statutory Financial Statements and Supplemental Schedules

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

FOR THE YEAR ENDED DECEMBER 31, 2023

Independent Auditors’ Report

Audit Committee of the Board of Directors

Nationwide Life and Annuity Insurance Company:

Opinions

We have audited the financial statements of Nationwide Life and Annuity Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2023 and 2022, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2023, and the related notes to the statutory financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2023 and 2022, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2023, in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department) described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information Schedule I Summary of Investments - Other Than Investments in Related Parties, Schedule IV Reinsurance, and Schedule V Valuation and Qualifying Accounts is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Columbus, Ohio

April 8, 2024

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

	December 31,
(in millions, except share amounts)	2023	2022

Admitted assets
Invested assets
Bonds	$35,432	$31,433
Stocks	49	55
Mortgage loans, net of allowance	9,037	8,260
Policy loans	301	216
Derivative assets	937	740
Cash, cash equivalents and short-term investments	1,628	1,256
Securities lending collateral assets	210	94
Other invested assets	1,338	1,156
Total invested assets	$48,932	$43,210
Accrued investment income	416	343
Deferred federal income tax assets, net	175	150
Corporate-owned life insurance	1,032	500
Other assets	316	239
Separate account assets	5,322	3,496
Total admitted assets	$56,193	$47,938

Liabilities, capital and surplus
Liabilities
Future policy benefits and claims	$43,559	$38,246
Asset valuation reserve	662	521
Funds held under coinsurance	1,753	1,348
Current federal income taxes payable	214	28
Securities lending payable	210	94
Payable for securities	1,182	709
Other liabilities	198	337
Accrued transfers from separate accounts	(139)	(84)
Separate account liabilities	5,322	3,496
Total liabilities	$52,961	$44,695

Capital and surplus
Capital shares ($40 par value; authorized, issued and outstanding - 66,000 shares)	$3	$3
Special surplus funds	33	-
Additional paid-in capital	4,759	4,759
Unassigned deficit	(1,563)	(1,519)
Total capital and surplus	$3,232	$3,243
Total liabilities, capital and surplus	$56,193	$47,938

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Statutory Statements of Operations

	Year ended December 31,
(in millions)	2023	2022	(As Adjusted) 2021

Revenues
Premiums and annuity considerations	$9,571	$7,282	$5,270
Net investment income	1,451	1,555	2,247
Reserve adjustment on reinsurance ceded	(150)	(158)	(147)
Other revenues	129	298	267
Total revenues	$11,001	$8,977	$7,637

Benefits and expenses
Benefits to policyholders and beneficiaries	$2,992	$2,097	$2,462
Increase in reserves for future policy benefits and claims	5,294	4,312	3,426
Net transfers to separate accounts	1,443	1,104	441
Commissions	1,002	825	725
Other expenses	553	498	490
Total benefits and expenses	$11,284	$8,836	$7,544

(Loss) income before federal income tax expense and net realized capital losses on investments	$(283)	$141	$93
Federal income tax expense	219	5	62

(Loss) income before net realized capital losses on investments	$(502)	$136	$31
Net realized capital losses on investments, net of federal income tax (benefit) expense of $(3), $8 and $25 in 2023, 2022 and 2021, respectively and excluding $(18), $(12) and $(5) of net realized capital losses transferred to the interest maintenance reserve in 2023, 2022 and 2021, respectively	(28)	(39)	(25)
Net (loss) income	$(530)	$97	$6

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Statutory Statements of Changes in Capital and Surplus

(in millions) (As Adjusted)	Capital shares	Special surplus funds	Additional paid-in capital	Unassigned deficit	Capital and surplus
Balance as of December 31, 2020	$3	$-	$3,559	$(1,090)	$2,472

Change in reserve on account of change in valuation basis[1]	-	-	-	547	547
Cumulative effect of change in accounting principle[1]	-	-	-	(663)	(663)
Correction of error (see Note 2)	-	-	-	46	46
Balance as of January 1, 2021	$3	$-	$3,559	$(1,160)	$2,402

Capital contributions from Nationwide Life Insurance Company	-	-	400	-	400
Net income	-	-	-	6	6
Change in asset valuation reserve	-	-	-	(136)	(136)
Change in deferred income taxes[1]	-	-	-	(38)	(38)
Change in nonadmitted assets	-	-	-	(33)	(33)
Change in net unrealized capital gains and losses, net of tax expense of $12	-	-	-	48	48
Other, net	-	-	-	(35)	(35)
Balance as of December 31, 2021	$3	$-	$3,959	$(1,348)	$2,614

Cumulative effect of change in accounting principle	-	-	-	13	13
Correction of errors (see Note 2)	-	-	-	6	6
Balance as of January 1, 2022	$3	$-	$3,959	$(1,329)	$2,633

Capital contributions from Nationwide Life Insurance Company	-	-	800	-	800
Net income	-	-	-	97	97
Change in asset valuation reserve	-	-	-	(139)	(139)
Change in deferred income taxes	-	-	-	1	1
Change in nonadmitted assets	-	-	-	(66)	(66)
Change in liability for reinsurance in unauthorized companies	-	-	-	(86)	(86)
Change in net unrealized capital gains and losses, net of tax expense of $9	-	-	-	38	38
Other, net	-	-	-	(35)	(35)
Balance as of December 31, 2022	$3	$-	$4,759	$(1,519)	$3,243

Net loss	-	-	-	(530)	(530)
Change in asset valuation reserve	-	-	-	(97)	(97)
Change in deferred income taxes	-	-	-	195	195
Change in nonadmitted assets, including admitted disallowed interest maintenance reserve	-	33	-	(196)	(163)
Change in liability for reinsurance in unauthorized companies	-	-	-	86	86
Change in net unrealized capital gains and losses, net of tax benefit of $9	-	-	-	(3)	(3)
Other, net[2]	-	-	-	501	501
Balance as of December 31, 2023	$3	$33	$4,759	$(1,563)	$3,232

1

Effective January 1, 2021, the Company elected to apply Ohio Administrative Code 3901-1-67 to its derivative instruments hedging indexed products and indexed annuity reserve liabilities. At adoption, the decrease in statutory surplus of ($231) million was comprised of $547 million in change in reserve on account of change in valuation basis, ($663) million in cumulative effect of change in accounting principle and ($115) million in change in net deferred income tax.

2

Includes the net impact on surplus related to the October 1, 2023 recapture of the intercompany life insurance reinsurance agreements with Olentangy Reinsurance, LLC and the implementation of the October 1, 2023 intercompany reinsurance agreement with Eagle Captive Reinsurance, LLC as discussed in Note 10.

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Statutory Statements of Cash Flow

	Year ended December 31,
(in millions)	2023	2022	(As Adjusted) 2021

Cash flows from operating activities
Premiums collected, net of reinsurance	$9,627	$7,291	$5,273
Net investment income	1,385	1,526	2,247
Other revenue	1,579	299	309
Policy benefits and claims paid	(3,142)	(2,228)	(2,640)
Commissions, operating expenses and taxes, other than federal income tax paid	(1,548)	(1,307)	(1,203)
Net transfers to separate accounts	(1,498)	(1,052)	(449)
Policyholders’ dividends paid	-	(1)	(1)
Federal income taxes (paid) recovered	(30)	(81)	46
Net cash provided by operating activities	$6,373	$4,447	$3,582

Cash flows from investing activities
Proceeds from investments sold, matured or repaid
Bonds	$1,198	$1,461	$2,512
Stocks	11	8	4
Mortgage loans	705	616	364
Other invested assets and other	546	64	608
Investment proceeds	$2,460	$2,149	$3,488
Cost of investments acquired
Bonds	$(5,195)	$(4,645)	$(5,931)
Stocks	(1)	(7)	(16)
Mortgage loans	(1,455)	(1,596)	(1,016)
Derivative assets	(250)	(45)	(135)
Other invested assets and other	(383)	(1,431)	(361)
Investments acquired	$(7,284)	$(7,724)	$(7,459)
Net increase in policy loans	(85)	(48)	(22)
Net cash used in investing activities	$(4,909)	$(5,623)	$(3,993)

Cash flows from financing activities and miscellaneous sources
Capital contributions from Nationwide Life Insurance Company	$-	$800	$400
Net change in short-term debt	-	(80)	80
Net change in deposits on deposit-type contract funds and other insurance liabilities	(11)	158	370
Purchase of corporate-owned life insurance	(500)	(500)	-
Other cash (used) provided	(581)	(229)	121
Net cash (used in) provided by financing activities and miscellaneous sources	$(1,092)	$149	$971

Net increase (decrease) in cash, cash equivalents and short-term investments	$372	$(1,027)	$560
Cash, cash equivalents and short-term investments at beginning of year	1,256	2,283	1,723
Cash, cash equivalents and short-term investments at end of year	$1,628	$1,256	$2,283
Supplemental disclosure of non-cash activities:
Exchange of bond investments	$373	$367	$531

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(1)	Nature of Operations

Nationwide Life and Annuity Insurance Company (“NLAIC” or “the Company”) is an Ohio domiciled stock life insurance company and a member of the Nationwide group of companies (“Nationwide”), which is comprised of Nationwide Mutual Insurance Company (“NMIC”) and all of its subsidiaries and affiliates.

All of the outstanding shares of NLAIC’s common stock are owned by Nationwide Life Insurance Company (“NLIC”), an Ohio domiciled stock life insurance company. All of the outstanding shares of NLIC’s common stock are owned by Nationwide Financial Services, Inc. (“NFS”), a holding company formed by Nationwide Corporation, a wholly-owned subsidiary of NMIC.

The Company is licensed in 49 states and the District of Columbia. The Company offers individual annuity contracts including fixed annuity contracts, group annuity contracts including pension risk transfer (“PRT”) contracts, universal life insurance, variable universal life insurance, term life insurance and corporate-owned life insurance (“COLI”) on a non- participating basis. The Company sells its products through a diverse distribution network. Unaffiliated entities that sell, recommend or direct the purchase of the Company’s products to their own customer bases include independent broker- dealers, financial institutions, wirehouses and regional firms, independent marketing organizations and life insurance specialists. Affiliates who market products directly to a customer base include Nationwide Financial Network producers, which includes the agency distribution force of the Company’s ultimate majority parent company, NMIC. The Company believes its broad range of competitive products, strong distributor relationships and diverse distribution network position it to compete effectively under various economic conditions.

The Company’s wholly-owned, nonadmitted subsidiary, Olentangy Reinsurance, LLC (“Olentangy”), is a dormant Vermont domiciled special purpose financial insurance company.

The Company’s wholly-owned, nonadmitted subsidiary, Nationwide SBL, LLC (“NWSBL”), is an Ohio limited liability company and offers a securities-based lending product. A revolving line of credit allows clients to borrow against their taxable investment portfolio to address their financing needs.

The Company is subject to regulation by the insurance departments of states in which it is domiciled and/or transacts business and undergoes periodic examinations by those departments.

As of December 31, 2023 and 2022, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region in which a single event could cause a severe impact to the Company’s financial position after considering insurance risk that has been transferred to external reinsurers.

(2)	Summary of Significant Accounting Policies

Use of Estimates

The preparation of the statutory financial statements requires the Company to make estimates and assumptions that affect the amounts reported in the statutory financial statements and accompanying notes. Significant estimates include certain investment and derivative valuations and future policy benefits and claims. Actual results could differ significantly from those estimates.

Basis of Presentation

Effective January 1, 2022, Harleysville Life Insurance Company (“HLIC”), an Ohio domiciled stock life insurance company and subsidiary of NMIC that offered universal and traditional life insurance, disability income insurance and fixed annuity contracts on a non-participating basis, completed a merger agreement with the Company. Pursuant to the merger agreement, which was deemed a statutory merger, the operations of HLIC were merged with and into the Company, with the Company continuing as the surviving entity. All shares of HLIC were cancelled and the outstanding surplus balance was merged into the Company’s additional paid-in capital and unassigned deficit. There was not a material impact on the Company’s capital and surplus as a result of the merger. All statutory financial statements and accompanying notes as of and for the year ended December 31, 2021, have been adjusted to reflect this merger.

The statutory financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Ohio Department of Insurance (“the Department”). Prescribed statutory accounting practices are those practices incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state but allowed by the domiciliary state regulatory authority.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The Company has elected to apply a prescribed practice promulgated under Ohio Administrative Code Section 3901-1-67 (“OAC 3901-1-67”) to its derivative instruments hedging indexed products and indexed annuity reserve liabilities in order to better align the measurement of indexed product reserves and the derivatives that hedge them. Under OAC 3901-1-67, derivative instruments are carried at amortized cost with the initial hedge cost amortized over the term and asset payoffs realized at the end of the term being reported through net investment income, rather than the derivative instruments being carried at fair value with asset payoffs realized over the term through net realized capital gains and losses. Additionally, the cash surrender value reserves for indexed annuity products only reflect index interest credits at the end of the crediting term as compared to partial index interest credits accumulating throughout the crediting term in increase in reserves for future policy benefits and claims.

Prior to October 1, 2023, the Company’s subsidiary, Olentangy, was granted a permitted practice from the State of Vermont allowing Olentangy to carry the assets placed into a trust account by Union Hamilton Reinsurance Ltd. (“UHRL”) on its statutory statements of admitted assets, liabilities and surplus at net admitted asset value for certain universal life and term life insurance policies. Effective October 1, 2023, Olentangy terminated this permitted practice due to the Company’s recapture of the reinsurance agreements.

If the prescribed or permitted practices were not applied, the Company’s risk-based capital would continue to be above regulatory action levels. A reconciliation of the Company’s net (loss) income between the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”) and prescribed and permitted practice is shown below:

(in millions)	SSAP #	F/S Page	State of Domicile	2023	December 31, 2022	2021

Net (Loss) Income
Statutory Net (Loss) Income			OH	$(530)	$97	$6
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	4	OH	201	(17)	(101)
Reserves for indexed annuities	51	4	OH	(161)	707	(250)
Tax impact	101	4	OH	(8)	(145)	189

NAIC SAP				$(498)	$642	$(156)

A reconciliation of the Company’s capital and surplus between the NAIC SAP and prescribed and permitted practices is shown below:

				As of December 31,
(in millions)	SSAP #	F/S Page	State of Domicile	2023	2022

Capital and Surplus
Statutory Capital and Surplus			OH	$3,232	$3,243
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	2,4	OH	364	(203)
Reserves for indexed annuities	51	3,4	OH	(251)	(90)
Tax impact	101	2,4	OH	(24)	61
State Permitted Practice:
Subsidiary valuation - Olentangy	20	2	VT	-	(67)

NAIC SAP				$3,321	$2,944

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Statutory accounting practices vary in some respects from U.S. generally accepted accounting principles (“GAAP”), including the following practices:

Financial Statements

●	Statutory financial statements are prepared using language and groupings substantially the same as the annual statements of the Company filed with the NAIC and state regulatory authorities;

●

assets must be included in the statutory statements of admitted assets, liabilities, capital and surplus at net admitted asset value and nonadmitted assets are excluded through a charge to capital and surplus;

●

an asset valuation reserve (“AVR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability, and changes in the AVR are reported directly in capital and surplus;

●

an interest maintenance reserve (“IMR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability or other asset, and the amortization of the IMR is reported as revenue;

●	the expense allowance associated with statutory reserving practices for investment contracts held in the separate accounts is reported in the general account as a negative liability;

●	accounting for contingencies requires recording a liability at the midpoint of a range of estimated possible outcomes when no better estimate in the range exists;

●	costs related to successful policy acquisitions are charged to operations in the year incurred;

●	negative cash balances are reported as negative assets;

●	certain income and expense items are charged or credited directly to capital and surplus;

●	amounts on deposit in internal qualified cash pools are reported as cash equivalents;

●	the statutory statements of cash flow are presented on the basis prescribed by the NAIC; and

●	the statutory financial statements do not include accumulated other comprehensive income.

Future Policy Benefits and Claims

●	Deposits to universal life contracts, investment contracts and limited payment contracts are included in revenue; and

●	future policy benefit reserves are based on statutory requirements.

Reinsurance Ceded

●	Certain assets and liabilities are reported net of ceded reinsurance balances; and

●	provision is made for amounts receivable and outstanding for more than 90 days through a charge to capital and surplus.

Investments

●	Investments in bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value;

●	investments in preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value;

●	other-than-temporary impairments on bonds, excluding loan-backed and structured securities, are measured based on fair value and are not reversible;

●	the proportional amortized cost method is utilized to determine the liquidation value of Low-Income Housing Tax Credit Funds (“Tax Credit Funds”);

●

admitted subsidiary, controlled and affiliated entities are not consolidated; rather, those investments are generally carried at audited statutory capital and surplus or GAAP equity, as appropriate, and are recorded as an equity investment in stocks or other invested assets;

●

equity in earnings of subsidiary companies is recognized directly in capital and surplus as net unrealized capital gains or losses, while dividends from unconsolidated companies are recorded in operations as net investment income;

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

●

undistributed earnings and valuation adjustments from investments in joint ventures, partnerships and limited liability companies are recognized directly in capital and surplus as net unrealized capital gains or losses; and

●	gains on sales of investments between affiliated companies representing economic transactions are deferred at the parent level until the related assets are paid down or an external sale occurs.

Separate Accounts

●	Assets and liabilities of guaranteed separate accounts are reported as separate account assets and separate account liabilities, respectively.

Derivative Instruments

●	Derivatives used in effective hedging transactions are valued in a manner consistent with the hedged asset or liability;

●

with the exception of derivatives applying the prescribed practice under OAC 3901-1-67, unrealized gains and losses on derivatives that are not considered to be effective hedges are charged to capital and surplus;

●	interest earned on derivatives is charged to net investment income; and

●	embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument.

Federal Income Taxes

●

Changes in deferred federal income taxes are recognized directly in capital and surplus with limitations on the amount of deferred tax assets that can be reflected as an admitted asset (15% of capital and surplus); and

●	uncertain tax positions are subject to a “more likely than not” standard for federal and foreign income tax loss contingencies only.

Nonadmitted Assets

●

In addition to the nonadmitted assets described above, certain other assets are nonadmitted and charged directly to capital and surplus. These include prepaid assets, certain software and other receivables outstanding for more than 90 days.

The financial information included herein is prepared and presented in accordance with SAP prescribed or permitted by the Department. Certain differences exist between SAP and GAAP, which are presumed to be material.

Revenues and Benefits

Life insurance premiums are recognized as revenue over the premium paying period of the related policies when due. Annuity considerations are recognized as revenue when received. Policy benefits and claims that are expensed include interest credited to policy account balances, benefits and claims incurred in the period in excess of related policy reserves and other changes in future policy benefits.

Future Policy Benefits and Claims

Future policy benefits for traditional products are based on statutory mortality and interest requirements without consideration of withdrawals. The principal statutory mortality tables and interest assumptions used on policies in force are the 1958 Commissioner’s Standard Ordinary (“CSO”) table at interest rates of 2.5%, 3.0%, 3.5%, 4.0% and 4.5%, the 1980 CSO table at interest rates of 4.0%, 4.5%, 5.0% and 5.5%, the 2001 CSO table at an interest rate of 3.5% and 4.0% and the 2017 CSO table at an interest rate of 3.5% and 4.5%. The Company has applied principle-based reserving to all new individual life business. For business subject to principle-based reserving, additional reserves may be held where the deterministic and/or stochastic reserves are in excess of net premium reserves, as defined by Valuation Manual 20, Requirements for Principle-Based Reserves for Life Products (“VM-20”).

Future policy benefits for universal life and variable universal life contracts have been calculated based on participants’ contributions plus interest credited on any funds in the fixed account less applicable contract charges. These policies have been adjusted for possible future surrender charges in accordance with the Commissioner’s Reserve Valuation Method (“CRVM”). For business subject to principle-based reserving, the Company has calculated reserves under VM-20.

Future policy benefits for annuity products have been established based on contract term, interest rates and various contract provisions. Individual deferred annuity contracts issued in 1990 and after have been adjusted for possible future surrender charges in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”).

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Future policy benefits for PRT contracts have been established in accordance with the CRVM. Statutory reserves for PRT business are calculated as the present value of future benefit payments, using the prescribed 1994 Group Annuity Mortality table along with the AA projection mortality improvement scale and prescribed valuation rates as specified in Chapter 22 of the Valuation Manual.

The Company calculated its reserves for variable annuities using a stochastic reserve, which is floored at the cash surrender value, per Valuation Manual 21, Requirements for Principle-Based Reserves for Variable Annuities.

The aggregate reserves for individual accident and health policies consist of disabled life reserves and unearned premium reserves. The disabled life reserves are calculated using the 1952 Accidental Death Benefits table at 3.0% interest. Unearned premium reserves are based on the actual gross premiums and actual days.

The aggregate reserves for group accident and health and franchise accident and health policies consist of unearned premium reserves and claim reserves. The claim reserves are comprised of amounts to be paid on incurred but unreported claims plus benefits payable on disabled life claims. Disabled life claims for group long-term disability policies are based on the 1987 Commissioner’s Group Disability table, primarily discounted at 3.5%, 4.0% and 4.5% interest. Future policy benefits on other group health policies are not discounted.

The Company issues fixed and floating rate funding agreements to the Federal Home Loan Bank of Cincinnati (“FHLB”). The liabilities for such funding agreements are treated as annuities under Ohio law for life insurance companies and recorded in future policy benefits and claims. Refer to Note 9 for additional details.

Separate Accounts

Separate account assets represent contractholders’ funds that have been legally segregated into accounts with specific investment objectives. Separate account assets are primarily recorded at fair value, with the value of separate account liabilities set to equal the fair value of separate account assets. Separate account assets are primarily comprised of public, privately-registered and non-registered mutual funds, whose fair value is primarily based on the funds’ net asset value. Other separate account assets are recorded at fair value based on the methodology that is applicable to the underlying assets. In limited circumstances, other separate account assets are recorded at book value when the policyholder does not participate in the underlying portfolio experience.

Separate account liabilities, in conjunction with accrued transfers from separate accounts, represent contractholders’ funds adjusted for possible future surrender charges in accordance with the CARVM and the CRVM, respectively. The difference between full account value and CARVM/CRVM is reflected in accrued transfers to/from separate accounts, as prescribed by the NAIC, in the statutory statements of admitted assets, liabilities, capital and surplus. The annual change in the difference between full account value and CARVM/CRVM and its applicable federal income tax is reflected in the statutory statements of operations as part of the net transfers to/from separate accounts and federal income tax, respectively.

Retained Assets

The Company does not retain beneficiary assets. During a death benefit claim, the death benefit settlement method is payment to the beneficiary in the form of a check or electronic funds transfer.

Investments

Bonds and stocks of unaffiliated companies. Bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value. Preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value. Changes in the fair value of bonds and stocks stated at fair value are charged to capital and surplus.

Loan-backed and structured securities, which are included in bonds in the statutory financial statements, are stated in a manner consistent with the bond guidelines, but with additional consideration given to the special valuation rules implemented by the NAIC applicable to residential mortgage-backed securities that are not backed by U.S. government agencies, commercial mortgage-backed securities and certain other structured securities. Under these guidelines, an initial and adjusted NAIC designation is determined for each security. The initial NAIC designation, which takes into consideration the security’s amortized cost relative to an NAIC-prescribed valuation matrix, is used to determine the reporting basis (i.e., amortized cost or lower of amortized cost or fair value).

Interest income is recognized when earned, while dividends are recognized when declared. The Company nonadmits investment income due and accrued when amounts are over 90 days past due.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

For investments in loan-backed and structured securities, the Company recognizes income and amortizes discounts and premiums using the effective-yield method based on prepayment assumptions, generally obtained using a model provided by a third-party vendor, and the estimated economic life of the securities. When actual prepayments differ significantly from estimated prepayments, the effective-yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income in the period the estimates are revised. All other investment income is recorded using the effective-yield method without anticipating the impact of prepayments.

Purchases and sales of bonds and stocks are recorded on the trade date, with the exception of private placement bonds, which are recorded on the funding date. Realized gains and losses are determined on a specific identification method on the trade date.

Independent pricing services are most often utilized, and compared to pricing from additional sources when available, to determine the fair value of bonds and stocks for which market quotations or quotations on comparable securities or models are used. For these bonds and stocks, the Company obtains the pricing services’ methodologies and classifies the investments accordingly in the fair value hierarchy.

Corporate pricing matrices are used in valuing certain bonds. The corporate pricing matrices were developed using publicly and privately available spreads segmented by various weighted average lives and credit quality ratings. Certain private placement bonds have adjusted spreads to capture the impacts of liquidity premium based on industry sector. The weighted average life and credit quality rating of a particular bond to be priced using those matrices are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate industry sector or U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular bond.

Non-binding broker quotes are also utilized to determine the fair value of certain bonds when deemed appropriate or when valuations are not available from independent pricing services or corporate pricing matrices. These bonds are classified with the lowest priority in the fair value hierarchy as only one broker quote is ordinarily obtained, the investment is not traded on an exchange, the pricing is not available to other entities and/or the transaction volume in the same or similar investments has decreased. Inputs used in the development of prices are not provided to the Company by the brokers, as the brokers often do not provide the necessary transparency into their quotes and methodologies. At least annually, the Company performs reviews and tests to ensure that quotes are a reasonable estimate of the investment’s fair value. Price movements of broker quotes are subject to validation and require approval from the Company’s management. Management uses its knowledge of the investment and current market conditions to determine if the price is indicative of the investment’s fair value.

For all bonds, the Company considers its ability and intent to hold the security for a period of time sufficient to allow for the anticipated recovery in value, the expected recovery of principal and interest and the extent to which the fair value has been less than amortized cost. If the decline in fair value to below amortized cost is determined to be other-than-temporary, a realized loss is recorded equal to the difference between the amortized cost of the investment and its fair value.

The Company periodically reviews loan-backed and structured securities in an unrealized loss position by comparing the present value of cash flows, including estimated prepayments, expected to be collected from the security to the amortized cost basis of the security. If the present value of cash flows expected to be collected, discounted at the security’s effective interest rate, is less than the amortized cost basis of the security, the impairment is considered other-than-temporary and a realized loss is recorded.

All other bonds in an unrealized loss position are periodically reviewed to determine if a decline in fair value to below amortized cost is other-than-temporary. Factors considered during this review include timing and amount of expected cash flows, ability of the issuer to meet its obligations, financial condition and future prospects of the issuer, amount and quality of any underlying collateral and current economic and industry conditions that may impact an issuer.

Stocks may experience other-than-temporary impairment based on the prospects for full recovery in value in a reasonable period of time and the Company’s ability and intent to hold the stock to recovery. If a stock is determined to be other-than-temporarily impaired, a realized loss is recorded equal to the difference between the cost basis of the investment and its fair value.

Mortgage loans, net of allowance. The Company holds commercial mortgage loans that are collateralized by properties throughout the U.S. Mortgage loans are held at unpaid principal balance adjusted for premiums and discounts, less a valuation allowance. The Company also holds commercial mortgage loans of these property types that are under development. Mortgage loans under development are collateralized by the borrower’s common stock.

As part of the underwriting process, specific guidelines are followed to ensure the initial quality of a new mortgage loan. Third-party appraisals are obtained to support loaned amounts as the loans are collateral dependent or guaranteed.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The collectability and value of a mortgage loan is based on the ability of the borrower to repay and/or the value of the underlying collateral. Many of the Company’s mortgage loans are structured with balloon payment maturities, exposing the Company to risks associated with the borrowers’ ability to make the balloon payment or refinance the property. Loans are considered delinquent when contractual payments are 90 days past due.

Mortgage loans require a loan-specific reserve when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan requires a loan-specific reserve, a provision for loss is established equal to the difference between the carrying value and the fair value of the collateral less costs to sell. Loan-specific reserve charges are recorded in net unrealized capital gains and losses. In the event a loan-specific reserve charge is reversed, the recovery is also recorded in net unrealized capital gains and losses. If the mortgage loan is determined to be other-than-temporarily impaired, a realized loss is recorded equal to the difference between the cost basis of the loan and the fair value of the collateral less estimated costs to obtain and sell. Any previously recorded loan-specific reserve is reversed.

Management evaluates the credit quality of individual mortgage loans and the portfolio as a whole through a number of loan quality measurements, including, but not limited to, loan-to-value (“LTV”) and debt service coverage (“DSC”) ratios. The LTV ratio is calculated as a ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the amount of cash flow generated by the underlying collateral of the mortgage loan available to meet periodic interest and principal payments of the loan. These loan quality measurements contribute to management’s assessment of relative credit risk in the mortgage loan portfolio. Based on underwriting criteria and ongoing assessment of the properties’ performance, management believes the amounts, net of valuation allowance, are collectible. This process identifies the risk profile and potential for loss individually and in the aggregate for the commercial mortgage loan portfolios. These factors are updated and evaluated at least annually. Due to the nature of the collateral underlying mortgage loans under development, these loans are not evaluated using the LTV and DSC ratios described above and instead are evaluated using other qualitative metrics.

Interest income on performing mortgage loans is recognized in net investment income over the life of the loan using the effective-yield method. Loans in default or in the process of foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in net investment income in the period received. Loans are restored to accrual status when the principal and interest is current, and it is determined the future principal and interest payments are probable or the loan is modified.

Policy loans. Policy loans, which are collateralized by the related insurance policy, are held at the outstanding principal balance and do not exceed the net cash surrender value of the policy. As such, no valuation allowance for policy loans is required.

Cash and cash equivalents. Cash and cash equivalents include highly liquid investments with original maturities of less than three months and amounts on deposit in internal qualified cash pools. The Company and various affiliates maintain agreements with Nationwide Cash Management Company (“NCMC”), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants in the internal qualified cash pool.

Short-term investments. Short-term investments consist of government agency discount notes with maturities of twelve months or less at acquisition. Short-term investments also include outstanding promissory notes with initial maturity dates of one-year or less with certain affiliates. The Company carries short-term investments at amortized cost, which approximates fair value.

Securities lending. The Company has entered into securities lending agreements with a custodial bank whereby eligible securities are loaned to third parties, primarily major brokerage firms. These transactions are used to generate additional income in the securities portfolio. The Company is entitled to receive from the borrower any payments of interest and dividends received on loaned securities during the loan term. The agreements require a minimum of 102% of the fair value of the loaned securities to be held as collateral. Cash collateral is invested by the custodial bank in investment-grade securities, which are included in the total invested assets of the Company. Periodically, the Company may receive non-cash collateral, which would be recorded off-balance sheet. The Company recognizes loaned securities in bonds. A securities lending payable is recorded for the amount of cash collateral received. If the fair value of the collateral received (cash and/or securities) is less than the fair value of the securities loaned, the shortfall is nonadmitted. Net income received from securities lending activities is included in net investment income. Because the borrower or the Company may terminate a securities lending transaction at any time, if loans are terminated in advance of the reinvested collateral asset maturities, the Company would repay its securities lending obligations from operating cash flows or the proceeds of sales from its investment portfolio, which includes significant liquid securities.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Other invested assets. Other invested assets consist primarily of alternative investments in private equity funds, private debt funds, tax credit funds, real estate partnerships, limited liability companies and joint ventures. Except for investments in certain tax credit funds, these investments are recorded using the equity method of accounting. Changes in carrying value as a result of the equity method are reflected as net unrealized capital gains and losses as a direct adjustment to capital and surplus. Gains and losses are generally recognized through income at the time of disposal or when operating distributions are received. Partnership interests in tax credit funds are held at amortized cost with amortization charged to net investment income over the period in which the tax benefits, primarily credits, are earned. Tax credits are recorded as an offset to tax expense in the period utilized.

Derivative Instruments

The Company uses derivative instruments to manage exposures and mitigate risks primarily associated with interest rates, equity markets and foreign currency. These derivative instruments primarily include cross-currency swaps, total return swaps, futures and options.

Derivative instruments used in hedging transactions considered to be effective hedges are reported in a manner consistent with the hedged items. With the exception of derivatives applying the prescribed practice under OAC 3901-1-67, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with changes in fair value recorded in capital and surplus as unrealized gains or losses.

The fair value of derivative instruments is determined using various valuation techniques relying predominantly on observable market inputs and internal models. These inputs include interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

The Company’s derivative transaction counterparties are generally financial institutions. To reduce the credit risk associated with open contracts, the Company enters into master netting agreements which permit the closeout and netting of transactions with the same counterparty upon the occurrence of certain events. In addition, the Company attempts to reduce credit risk by obtaining collateral from counterparties. The determination of the need for and the levels of collateral vary based on an assessment of the credit risk of the counterparty. The Company accepts collateral in the forms of cash and marketable securities. Non-cash collateral received is recorded off-balance sheet.

Cash flows and payment accruals on derivatives are recorded in net investment income.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In determining fair value, the Company uses various methods, including market, income and cost approaches.

The Company categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes assets and liabilities held at fair value in the statutory statements of admitted assets, liabilities, capital and surplus as follows:

Level 1. Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date and mutual funds where the value per share (unit) is determined and published daily and is the basis for current transactions.

Level 2. Unadjusted quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, London Interbank Offered Rate (“LIBOR”), Secured Overnight Financing Rate (“SOFR”), prime rates, cash flows, maturity dates, call ability, estimated prepayments and/or underlying collateral values.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimates of the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Primary inputs to this valuation technique include broker quotes and comparative trades.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The Company reviews its fair value hierarchy classifications for assets and liabilities quarterly. Changes in the observability of significant valuation inputs identified during these reviews may trigger reclassifications. Reclassifications are reported as transfers at the beginning of the reporting period in which the change occurs.

Corporate-Owned Life Insurance

The following table summarizes COLI, which is held at cash surrender value, as of the dates indicated:

	December 31,
(in millions)	2023	2022
Corporate-owned life insurance:
Variable life insurance[1]	$1,032	$500
Total corporate-owned life insurance	$1,032	$500

1

The investments underlying the variable life insurance policies are 64% cash and short-term investments, 17% real estate, 14% bonds and 5% other invested assets as of December 31, 2023. The investments underlying the variable life insurance policies were 90% cash and short-term investments and 10% bonds as of December 31, 2022.

Asset Valuation Reserve

The Company maintains an AVR as prescribed by the NAIC for the purpose of offsetting potential credit related investment losses on each invested asset category, excluding cash, policy loans and income receivable. The AVR contains a separate component for each category of invested assets. The change in AVR is charged or credited directly to capital and surplus.

Interest Maintenance Reserve

The Company records an IMR as prescribed by the NAIC, which represents the net deferral for interest-related gains or losses arising from the sale of certain investments, such as bonds, mortgage loans and loan-backed and structured securities sold. The IMR is applied as follows:

●

for bonds, the designation from the NAIC Capital Markets and Investments Analysis Office must not have changed more than one designation between the beginning of the holding period and the date of sale;

●	the bond must never have been classified as a default security;

●

for mortgage loans, during the prior two years, they must not have had interest more than 90 days past due, been in the process of foreclosure or in the course of voluntary conveyance, nor had restructured terms; and

●	for loan-backed and structured securities, all interest-related other-than-temporary impairments and interest-related realized gains or losses on sales of the securities.

The realized gains or losses, net of related federal income tax, from the applicable bonds and mortgage loans sold, have been removed from the net realized gain or loss amounts and established as the IMR. The IMR is amortized into income such that the amount of each capital gain or loss amortized in a given year is based on the excess of the amount of income which would have been reported that year, if the asset had not been disposed of over the amount of income which would have been reported had the asset been repurchased at its sale price. In the event the unamortized IMR liability balance is negative, the balance is reclassified as an asset and evaluated for admittance under INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve (“INT 23-01”). The Company utilizes the grouped method for amortization. Under the grouped method, the IMR is amortized into income over the remaining period to expected maturity based on the groupings of the individual securities into five-year bands. Refer to the Recently Adopted Accounting Standards for additional discussion of IMR.

Federal Income Taxes

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets, net of any nonadmitted portion and statutory valuation allowance, and deferred tax liabilities, are recognized for the expected future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income or loss in the years in which those temporary differences are expected to be recovered or settled. The change in deferred taxes is charged directly to surplus, with the impact of taxes on unrealized capital gains or losses and nonadmitted assets reported separately in the statutory statements of changes in capital and surplus.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to change the provision for federal income taxes recorded in the statutory financial statements, which could be significant.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Tax reserves are reviewed regularly and are adjusted as events occur that the Company believes impact its liability for additional taxes, such as lapsing of applicable statutes of limitations, conclusion of tax audits or substantial agreement with taxing authorities on the deductibility/nondeductibility of uncertain items, additional exposure based on current calculations, identification of new issues, release of administrative guidance or rendering of a court decision affecting a particular tax issue. The Company believes its tax reserves reasonably provide for potential assessments that may result from Internal Revenue Service (“IRS”) examinations and other tax-related matters for all open tax years.

The Company is included in the NMIC consolidated federal income tax return.

Reinsurance Ceded

The Company cedes insurance to other companies in order to limit potential losses and to diversify its exposures. Such agreements do not relieve the Company of its primary obligation to the policyholder in the event the reinsurer is unable to meet the obligations it has assumed. Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the statutory statements of admitted assets, liabilities, capital and surplus on a net basis within the related future policy benefits and claims of the Company.

Accounting Changes and Correction of Errors

During 2022, the Company modified its approach used to schedule the reversals of its deferred tax asset for policyholder reserves under Statement of Statutory Accounting Principles (“SSAP”) No. 101, Income Taxes (“SSAP 101”). Effective January 1, 2022, the Company updated its methodology to include additional data and analysis of reversal patterns driven by policy counts and lapses to calculate the reversal of the deferred tax asset for policyholder reserves. The impact of the change increased the Company’s net admitted deferred tax asset $14 million and $13 million as of December 31, 2022 and January 1, 2022, respectively, with a commensurate increase in capital and surplus. There was no impact on net income.

Effective January 1, 2021, the Company elected to apply OAC 3901-1-67 to its derivative instruments hedging indexed products and indexed annuity reserve liabilities. As a result of the Company’s election to apply OAC 3901-1-67 as of January 1, 2021, the Company’s admitted assets decreased $778 million, total liabilities decreased $547 million and capital and surplus decreased $231 million, which included a $663 million increase to unassigned deficit from the cumulative effect of the change in accounting principle.

During 2022, the Company identified and corrected an error in annuity product allocation drivers for general operating expenses between the Company and NLIC that resulted in an overstatement of the Company’s general insurance expenses for the years ended December 31, 2021, 2020 and 2019. The error resulted in an understatement of net income of $22 million, an understatement of total surplus of $45 million, an understatement of total assets of $44 million and an overstatement of total liabilities of $1 million as of and for the year ended December 31, 2021. The error resulted in an understatement of net income of $16 million and an understatement of total surplus of $16 million as of and for the year ended December 31, 2020. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP No. 3”), the total prior period correction was recorded as an increase to total surplus of $45 million, an increase to total assets of $44 million and a decrease to total liabilities of $1 million as of January 1, 2022.

During 2022, the Company identified and corrected an error in applying the accounting treatment for dynamically hedged derivative instruments under OAC 3901-1-67 at adoption, as discussed above, and through 2021. The error resulted in an overstatement of net income, an overstatement of total surplus and an understatement of total liabilities of $39 million as of and for the year ended December 31, 2021. In accordance with SSAP No. 3, the total prior period correction was recorded as a decrease to total surplus and an increase to total liabilities of $39 million as of January 1, 2022.

During 2021, the Company identified and corrected an error within the indexed universal life principle-based reserving calculation related to the mortality assumption for substandard risk policies. This resulted in an understatement of net income of $33 million for the year ended December 31, 2020 and overstatement of total liabilities and understatement of surplus of $46 million as of December 31, 2020. In accordance with SSAP No. 3, the total prior period correction was recorded as an increase to unassigned deficit and decrease to total liabilities of $46 million as of January 1, 2021.

Recently Adopted Accounting Standards

Effective December 31, 2023, the Company adopted INT 23-04, Life Reinsurance Liquidation Questions, that clarifies accounting and reporting considerations of SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”), as it relates to the liquidation of Scottish Re U.S. (“SRUS”). On July 18, 2023, SRUS was declared insolvent and ordered liquidated by the Court of Chancery of the State of Delaware (“Court”), resulting in termination of the reinsurance agreements between the Company and SRUS effective September 30, 2023, and the recapture of the ceded liabilities. The Company has accrued adequate provisions as of December 31, 2023, in accordance with SSAP No. 5R related to SRUS reinsurance recoverables and assets held in a trust that secure the annuity reinsurance recoverables. The Company will continue to work with the SRUS liquidator and the Court to resolve when the Company will be able to access the trust assets. As of December 31, 2023, assets held in trust and reinsurance recoverables related to SRUS are immaterial.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Effective September 30, 2023, the Company adopted INT 23-01, a short-term solution related to the accounting treatment of an insurer’s negative IMR balance. INT 23-01 allows an insurer with an authorized control level risk-based capital greater than 300%, after an adjustment to total adjusted capital, to admit negative IMR up to 10% of its general account capital and surplus, subject to certain restrictions and reporting obligations. There is no admitted disallowed IMR in the separate accounts. Fixed income investments generating IMR losses comply with the Company’s investment policies. There are no deviations from the investment policies and sales were not compelled by liquidity pressures. The Company has not allocated gains or losses to IMR from derivatives that were reported at fair value prior to the termination of the derivative. As of December 31, 2023, the Company has $33 million of admitted disallowed IMR in capital and surplus in the general account.

Effective January 1, 2021, the Company adopted revisions to SSAP No. 32R, Preferred Stock (“SSAP No. 32R”). The adopted revisions updated the definition for redeemable and perpetual preferred stock and furthermore, updated the valuation classification for perpetual preferred stock to fair value. Previously, perpetual preferred stock could have been valued at amortized cost or fair value based on the rating of the security. Per SSAP No. 32R, any valuation classification changes from amortized cost to fair value are to be recognized in statutory surplus. Going forward, changes to fair value will be recognized as a change in net unrealized capital gains and losses in statutory surplus. As a result of this change, the Company recorded an immaterial increase to statutory capital and surplus as of January 1, 2021.

Reconciliation to Annual Statement

Subsequent to the HLIC 2021 Annual Statement filing, an error was identified in HLIC’s tax reserve calculation as of December 31, 2021. The cumulative impact to the NLAIC post-merger Annual Statement was an overstatement to net income for the year ended December 31, 2022, overstatement of net admitted assets and total liabilities, and an understatement of total surplus, including net income, as of and for the year ended December 31, 2021. All impacts for the year ended December 31, 2022, and as of December 31, 2021, were immaterial. The impacts identified have been adjusted on the statutory statements of admitted assets, liabilities, capital and surplus, statutory statement of operations and statutory statements of changes in capital and surplus as of and for the years ended December 31, 2022 and 2021.

Subsequent Events

The Company evaluated subsequent events through April 8, 2024, the date the statutory financial statements were issued.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(3)	Analysis of Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

The following table summarizes the analysis of individual annuities actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in millions)	General account[1]	Separate account non- guaranteed	Total	% of Total
December 31, 2023
Subject to discretionary withdrawal:
With market value adjustment	$28,460	$-	$28,460	89%
At book value less current surrender charge of 5% or more	939	-	939	3%
At fair value	6	264	270	1%
Total with market value adjustment or at fair value	$29,405	$264	$29,669	93%
At book value without adjustment
(minimal or no charge or adjustment)	2,073	-	2,073	7%
Not subject to discretionary withdrawal	23	-	23	0%
Total, gross	$31,501	$264	$31,765	100%
Less: Reinsurance ceded	(1,855)	-	(1,855)
Total, net	$29,646	$264	$29,910
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$170	$-	$170

December 31, 2022
Subject to discretionary withdrawal:
With market value adjustment	$24,569	$-	$24,569	89%
At book value less current surrender charge of 5% or more	832	-	832	3%
At fair value	6	251	257	1%
Total with market value adjustment or at fair value	$25,407	$251	$25,658	93%
At book value without adjustment
(minimal or no charge or adjustment)	2,046	-	2,046	7%
Not subject to discretionary withdrawal	22	-	22	0%
Total, gross	$27,475	$251	$27,726	100%
Less: Reinsurance ceded	(1,458)	-	(1,458)
Total, net	$26,017	$251	$26,268
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$311	$-	$311
1	Includes reserves applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the analysis of group annuities actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in millions)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
December 31, 2023
Subject to discretionary withdrawal:
At fair value	$-	$-	$57	$57	2%
Total with market value adjustment or at fair value	$-	$-	$57	$57	2%
At book value without adjustment
(minimal or no charge or adjustment)	10	-	-	10	0%
Not subject to discretionary withdrawal	507	2,651	-	3,158	98%
Total, gross	$517	$2,651	$57	$3,225	100%
Total, net	$517	$2,651	$57	$3,225

December 31, 2022
Subject to discretionary withdrawal:
At fair value	$-	$-	$56	$56	3%
Total with market value adjustment or at fair value	$-	$-	$56	$56	3%
At book value without adjustment
(minimal or no charge or adjustment)	11	-	-	11	1%
Not subject to discretionary withdrawal	260	1,344	-	1,604	96%
Total, gross	$271	$1,344	$56	$1,671	100%
Total, net	$271	$1,344	$56	$1,671

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the analysis of deposit-type contracts and other liabilities without life or disability contingencies by withdrawal characteristics, as of the dates indicated:

(in millions)	General account	Total	% of Total
December 31, 2023
At book value without adjustment (minimal or no charge or adjustment)	$33	$33	5%
Not subject to discretionary withdrawal	571	571	95%
Total, gross	$604	$604	100%
Total, net	$604	$604
December 31, 2022
At book value without adjustment (minimal or no charge or adjustment)	$45	$45	7%
Not subject to discretionary withdrawal	570	570	93%
Total, gross	$615	$615	100%
Total, net	$615	$615

The following table is a reconciliation of total annuity actuarial reserves and deposit fund liabilities, as of the dates indicated:

	December 31,
(in millions)	2023	2022
Life, accident and health annual statement:
Annuities, net (excluding supplemental contracts with life contingencies)	$30,154	$26,279
Supplemental contracts with life contingencies, net	9	9
Deposit-type contracts	604	615
Subtotal	$30,767	$26,903
Separate accounts annual statement:
Annuities, net (excluding supplemental contracts with life contingencies)	$2,972	$1,651
Subtotal	$2,972	$1,651
Total annuity actuarial reserves and deposit fund liabilities, net	$33,739	$28,554

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics, as of the dates indicated:

	General account			Separate account - nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
December 31, 2023
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$-	$17	$18	$-	$-	$-
Universal life	340	336	361	-	-	-
Universal life with secondary guarantees	2,727	2,359	7,293	-	-	-
Indexed universal life with secondary guarantees	6,219	4,949	5,522	-	-	-
Other permanent cash value life insurance	-	196	298	-	-	-
Variable life	281	257	546	2,328	2,158	2,158
Subtotal	$9,567	$8,114	$14,038	$2,328	$2,158	$2,158
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	1,311	-	-	-
Disability - active lives	-	-	66	-	-	-
Disability - disabled lives	-	-	51	-	-	-
Miscellaneous reserves	-	-	228	-	-	-
Total, gross	$9,567	$8,114	$15,694	$2,328	$2,158	$2,158
Less: reinsurance ceded	(412)	(366)	(2,928)	-	-	-
Total, net	$9,155	$7,748	$12,766	$2,328	$2,158	$2,158

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

	General account			Separate account - nonguaranteed
(in millions)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
December 31, 2022
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$-	$17	$18	$-	$-	$-
Universal life	343	334	366	-	-	-
Universal life with secondary guarantees	2,608	2,153	6,537	-	-	-
Indexed universal life with secondary guarantees	5,122	3,831	4,537	-	-	-
Other permanent cash value life insurance	-	176	274	-	-	-
Variable life	251	225	490	1,905	1,752	1,713
Subtotal	$8,324	$6,736	$12,222	$1,905	$1,752	$1,713
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	1,277	-	-	-
Disability - active lives	-	-	56	-	-	-
Disability - disabled lives	-	-	45	-	-	-
Miscellaneous reserves	-	-	226	-	-	-
Total, gross	$8,324	$6,736	$13,826	$1,905	$1,752	$1,713
Less: reinsurance ceded	(440)	(379)	(2,513)	-	-	-
Total, net	$7,884	$6,357	$11,313	$1,905	$1,752	$1,713

The following table is a reconciliation of life actuarial reserves, as of the dates indicated:

	December 31,
(in millions)	2023	2022
Life, accident and health annual statement:
Life insurance, net	$12,512	$11,075
Disability - active lives, net	65	54
Disability - disabled lives, net	50	44
Miscellaneous reserves, net	139	140
Subtotal	$12,766	$11,313
Separate accounts annual statement:
Life insurance	$2,158	$1,713
Subtotal	$2,158	$1,713
Total life actuarial reserves, net	$14,924	$13,026

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(4)	Separate Accounts

The Company’s separate account statement includes assets legally insulated from the general account as of the dates indicated, attributed to the following product lines:

	December 31, 2023		December 31, 2022
(in millions)	Legally insulated assets	Separate account assets (not legally insulated)	Legally insulated assets	Separate account assets (not legally insulated)
Product / Transaction:
Individual annuities	$320	$-	$307	$-
Life insurance	2,329	-	1,866	-
Pension risk transfer group annuities	2,673	-	1,323	-
Total	$5,322	$-	$3,496	$-

Amounts paid towards separate account guarantees by the general account and related risk charges paid by the separate account have been immaterial for the last 5 years.

The Company does not engage in securities lending transactions within its separate accounts.

Most separate accounts held by the Company relate to individual and group variable annuity and variable universal life insurance contracts of a non-guaranteed return nature. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative. The individual variable annuity contracts generally provide an incidental death benefit of the greater of account value or premium paid (net of prior withdrawals). However, many individual variable annuity contracts also provide death benefits equal to (i) the most recent fifth-year anniversary account value, (ii) the highest account value on any previous anniversary, (iii) premiums paid increased 5% or certain combinations of these, all adjusted for prior withdrawals. The death benefit and cash value under the variable universal life policies may vary with the investment performance of the underlying investments in the separate accounts. The assets and liabilities of these separate accounts are carried at fair value and are non-guaranteed.

The Company has a separate account that holds group annuity contracts offered through the Company’s PRT business, wherein the Company provides guaranteed benefit payments to annuitants. The Company issues PRT business out of both the general and separate accounts, and within both, the assets and liabilities of this business are carried at amortized cost. The PRT separate account business has been included as a nonindexed guarantee less than or equal to 4%.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following tables summarize the separate account reserves of the Company, as of the dates indicated:

(in millions)	Nonindexed guarantee less than or equal to 4%	Nonguaranteed separate accounts	Total
December 31, 2023
Premiums, considerations or deposits	$1,401	$271	$1,672
Reserves
For accounts with assets at:
Fair value	$-	$2,479	$2,479
Amortized cost	2,651	-	2,651
Total reserves[1]	$2,651	$2,479	$5,130
By withdrawal characteristics:
At fair value	$-	$2,479	$2,479
Subtotal	$-	$2,479	$2,479
Not subject to discretionary withdrawal	2,651	-	2,651
Total reserves[1]	$2,651	$2,479	$5,130
1

The total reserves balance does not equal the liabilities related to separate accounts of $5.3 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $192 million, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

(in millions)	Nonindexed guarantee less than or equal to 4%	Nonguaranteed separate accounts	Total
December 31, 2022
Premiums, considerations or deposits	$976	$241	$1,217
Reserves
For accounts with assets at:
Fair value	$-	$2,020	$2,020
Amortized cost	1,344	-	1,344
Total reserves[1]	$1,344	$2,020	$3,364
By withdrawal characteristics:
At fair value	$-	$2,020	$2,020
Subtotal	$-	$2,020	$2,020
Not subject to discretionary withdrawal	1,344	-	1,344
Total reserves[1]	$1,344	$2,020	$3,364
1

The total reserves balance does not equal the liabilities related to separate accounts of $3.5 billion in the statutory statements of admitted assets, liabilities, capital and surplus by $132 million, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

The following table is a reconciliation of net transfers to separate accounts, as of the dates indicated:

	December 31,
(in millions)	2023	2022	2021
Net transfers as reported in the statutory statements of operations of the separate accounts:
Transfers to separate accounts	$1,671	$1,217	$528
Transfers from separate accounts	(237)	(121)	(95)
Net transfers to separate accounts	$1,434	$1,096	$433
Reconciling adjustments:
Exchange accounts offsetting in the general account	9	8	8
Net transfers as reported in the statutory statements of operations	$1,443	$1,104	$441

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(5)	Investments

Bonds and Stocks

The following table summarizes the carrying value, the excess of fair value over carrying value, the excess of carrying value over fair value and the fair value of bonds and stocks, as of the dates indicated:

(in millions)	Carrying value	Fair value in excess of carrying value	Carrying value in excess of fair value	Fair value
December 31, 2023
Bonds:
U.S. Government	$36	$1	$-	$37
States, territories and possessions	469	5	38	436
Political subdivisions	215	1	24	192
Special revenues	1,736	16	145	1,607
Industrial and miscellaneous	28,721	194	2,245	26,670
Loan-backed and structured securities	4,255	17	123	4,149
Total bonds	$35,432	$234	$2,575	$33,091
Common stocks unaffiliated	45	-	-	45
Preferred stocks unaffiliated	4	-	-	4
Total unaffiliated stocks	$49	$-	$-	$49
Total bonds and unaffiliated stocks	$35,481	$234	$2,575	$33,140

December 31, 2022
Bonds:
U.S. Government	$1	$-	$-	$1
States, territories and possessions	434	1	48	387
Political subdivisions	207	-	30	177
Special revenues	1,654	6	215	1,445
Industrial and miscellaneous	26,188	32	3,174	23,046
Loan-backed and structured securities	2,949	4	187	2,766
Total bonds	$31,433	$43	$3,654	$27,822
Common stocks unaffiliated	52	-	-	52
Preferred stocks unaffiliated	3	-	-	3
Total unaffiliated stocks	$55	$-	$-	$55
Total bonds and unaffiliated stocks	$31,488	$43	$3,654	$27,877

The carrying value of bonds on deposit with various states as required by law or special escrow agreement was immaterial as of December 31, 2023 and 2022, respectively.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the carrying value and fair value of bonds, by contractual maturity, as of December 31, 2023. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties.

(in millions)	Carrying value	Fair value
Bonds:
Due in one year or less	$591	$584
Due after one year through five years	9,767	9,502
Due after five years through ten years	8,960	8,307
Due after ten years	11,859	10,549
Total bonds excluding loan-backed and structured securities	$31,177	$28,942
Loan-backed and structured securities	4,255	4,149
Total bonds	$35,432	$33,091

The following table summarizes the fair value and unrealized losses on bonds and stocks (amount by which cost or amortized cost exceeds fair value), for which other-than-temporary declines in value have not been recognized, based on the amount of time each type of bond or stock has been in an unrealized loss position, as of the dates indicated:

	Less than or equal to one year		More than one year		Total
(in millions)	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
December 31, 2023
Bonds:
U.S. Government	$-	$-	$1	$-	$1	$-
States, territories and possessions	5	-	305	38	310	38
Political subdivisions	11	-	153	24	164	24
Special revenues	37	-	1,238	145	1,275	145
Industrial and miscellaneous	760	39	21,011	2,297	21,771	2,336
Loan-backed and structured securities	261	2	2,044	122	2,305	124
Total bonds	$1,074	$41	$24,752	$2,626	$25,826	$2,667
Common stocks unaffiliated	-	-	-	-	-	-
Total bonds and unaffiliated stocks	$1,074	$41	$24,752	$2,626	$25,826	$2,667

December 31, 2022
Bonds:
U.S. Government	$1	$-	$-	$-	$1	$-
States, territories and possessions	255	37	47	11	302	48
Political subdivisions	147	23	-	-	147	23
Special revenues	1,282	$200	31	12	1,313	$212
Industrial and miscellaneous	19,685	2,570	2,482	747	22,167	3,317
Loan-backed and structured securities	1,766	123	824	64	2,590	187
Total bonds	$23,136	$2,953	$3,384	$834	$26,520	$3,787
Common stocks unaffiliated	-	-	8	2	8	2
Total bonds and unaffiliated stocks	$23,136	$2,953	$3,392	$836	$26,528	$3,789

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

As of December 31, 2023, management evaluated securities in an unrealized loss position for impairment. As of the reporting date, the Company has the intent and ability to hold these securities until the fair value recovers, which may be at maturity, and therefore, does not consider the securities to be other-than-temporarily impaired.

There was no intent to sell loan-backed and structured securities that have been identified as having other-than-temporary impairments for the years ended December 31, 2023 and 2022.

Mortgage Loans, Net of Allowance

The following table summarizes the amortized cost of mortgage loans and the related valuation allowances by type of credit loss, as of the dates indicated:

	December 31,
(in millions)	2023	2022
Total amortized cost	$9,037	$8,315
Valuation allowance:
Non-specific reserves[2]	$-	$55
Total valuation allowance[1]	$-	$55
Mortgage loans, net of allowance	$9,037	$8,260

1	For the years ended December 31, 2023, 2022 and 2021, changes in the valuation allowance were immaterial and due to current period provisions.
2

Effective January 1, 2023, the Company changed its method for reserving for mortgage loans by removing the need for a non-specific reserve. In the Company’s judgement, the change in reserving approach appropriately reflects the credit risk inherent for mortgage loans held. The impact of the change was recorded as a reversal of the non-specific reserves, resulting in an increase to unassigned surplus of $6 million and recorded through ‘Other, net’ activity within the statutory statements of changes in capital and surplus. There was no impact on net income.

As of December 31, 2023 and 2022, the Company’s mortgage loans classified as delinquent and/or in non-accrual status were immaterial in relation to the total mortgage loan portfolio.

The following table summarizes the LTV ratio and DSC ratio of the mortgage loan portfolio, as of the dates indicated:

	LTV ratio			DSC ratio
(in millions)	Less than 90%	90% or greater	Total	Greater than 1.00	Less than or equal to 1.00	Total
December 31, 2023
Apartment	$3,684	$15	$3,699	$3,659	$40	$3,699
Industrial	2,108	-	2,108	2,108	-	2,108
Office	1,023	79	1,102	1,102	-	1,102
Retail	1,724	12	1,736	1,736	-	1,736
Other	286	27	313	313	-	313
Total[1]	$8,825	$133	$8,958	$8,918	$40	$8,958
Weighted average DSC ratio	2.20	1.34	2.19	n/a	n/a	n/a
Weighted average LTV ratio	n/a	n/a	n/a	59%	73%	59%

December 31, 2022
Apartment	$3,293	$-	$3,293	$3,261	$32	$3,293
Industrial	1,765	-	1,765	1,765	-	1,765
Office	1,075	109	1,184	1,184	-	1,184
Retail	1,629	28	1,657	1,646	12	1,658
Other	244	78	322	302	19	321
Total[1]	$8,006	$215	$8,221	$8,158	$63	$8,221
Weighted average DSC ratio	2.18	1.72	2.16	n/a	n/a	n/a
Weighted average LTV ratio	n/a	n/a	n/a	60%	84%	60%
1	Excludes $79 million and $94 million of commercial mortgage loans that were under development as of December 31, 2023 and 2022, respectively.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

As of December 31, 2023 and 2022, the Company has a diversified mortgage loan portfolio with no more than 24.0% and 22.0% in a geographic region in the U.S., respectively, and no more than 1.0% with any one borrower. The maximum and minimum lending rates for mortgage loans originated or acquired during 2023 and 2022 were 12.0% and 4.8% and 11.0% and 2.8%, respectively. As of December 31, 2023 and 2022, the maximum LTV ratio of any one loan at the time of loan origination was 78.0% and 88.0%, respectively. As of December 31, 2023 and 2022, the Company did not hold mortgage loans with interest 90 days or more past due. Additionally, there were no taxes, assessments or any amounts advanced and not included in the mortgage loan portfolio.

Securities Lending

The fair value of loaned securities was $246 million and $113 million as of December 31, 2023 and 2022, respectively. The Company held $210 million and $94 million of cash collateral on securities lending as of December 31, 2023 and 2022, respectively. The carrying value and fair value of reinvested collateral assets was $210 million and $94 million and had a contractual maturity of under 30 days as of December 31, 2023 and 2022, respectively. The fair value of bonds acquired with reinvested collateral assets was $215 million and $96 million as of December 31, 2023 and 2022, respectively. There are no securities lending transactions that extend beyond one year as of the reporting date. The Company received $42 million and $22 million in non-cash collateral on securities lending as of December 31, 2023 and 2022, respectively.

Net Investment Income

The following table summarizes net investment income by investment type, for the years ended:

	December 31,
(in millions)	2023	2022	(As Adjusted) 2021
Bonds	$1,397	$1,122	$1,011
Mortgage loans	345	310	281
Policy loans	13	8	7
Derivative instruments[1]	(356)	88	929
Other	102	68	58
Gross investment income	$1,501	$1,596	$2,286
Investment expenses	(50)	(41)	(39)
Net investment income	$1,451	$1,555	$2,247

1	Includes net investment income applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

The amount of investment income due and accrued that was nonadmitted as of December 31, 2023 and 2022 was immaterial. Investment income due and accrued as of December 31, 2023 and 2022 that was admitted was $416 million and $343 million, respectively.

Net Realized Capital Gains and Losses

The following table summarizes net realized capital gains and losses for the years ended:

	December 31,
(in millions)	2023	2022	(As Adjusted) 2021
Gross gains on sales	$7	$6	$6
Gross losses on sales	(25)	(39)	(11)
Net realized losses on sales	$(18)	$(33)	$(5)
Other-than-temporary impairments	(31)	(10)	-
Total net realized capital losses	$(49)	$(43)	$(5)
Tax benefit (expense) on net losses	3	(8)	(25)
Net realized capital losses, net of tax	$(46)	$(51)	$(30)
Less: Realized losses transferred to the IMR	(18)	(12)	(5)
Net realized capital losses, net of tax and transfers to the IMR	$(28)	$(39)	$(25)

For the year ended December 31, 2023, the gross realized gains and gross realized losses on sales of bonds were $5 million and $24 million, respectively. For the year ended December 31, 2022, gross realized gains and gross realized losses on sales of bonds were $2 million and $26 million, respectively. For the year ended December 31, 2021, gross realized gains and gross realized losses on sales of bonds were $5 million and $11 million, respectively.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The Company did not enter into any material repurchase transactions that would be considered wash sales during the years ended December 31, 2023, 2022 and 2021.

Investment Commitments

The Company had unfunded commitments related to its investment in limited partnerships and limited liability companies totaling $501 million and $495 million as of December 31, 2023 and 2022, respectively. As of December 31, 2023 and 2022, there were $10 million and $163 million of outstanding commitments to fund mortgage loans, respectively. As of December 31, 2023 and 2022, there was $151 million and $131 million of outstanding commitments to purchase bonds, respectively.

(6)	Derivative Instruments

The Company is exposed to certain risks related to its ongoing business operations which are managed using derivative instruments.

Interest rate risk management. In the normal course of business, the Company enters into transactions that expose it to interest rate risk arising from mismatches between assets and liabilities. The Company may use interest rate swaps and futures to reduce or alter interest rate exposure.

Indexed crediting risk management. The Company issues a variety of insurance and annuity products with indexed crediting features that expose the Company to risks related to the performance of an underlying index. To mitigate these risks, the Company enters into a variety of derivatives including index options, total return swaps and futures. The underlying indices can have exposure to equites, commodities and fixed income securities.

Other risk management. As part of its regular investing activities, the Company may purchase foreign currency denominated investments. These investments and the associated income expose the Company to volatility associated with movements in foreign exchange rates. As foreign exchange rates change, the increase or decrease in the cash flows of the derivative instrument are intended to mitigate the changes in the functional-currency equivalent cash flows of the hedged item. To mitigate this risk, the Company uses cross-currency swaps.

Credit risk associated with derivatives transactions. The Company periodically evaluates the risks within the derivative portfolios due to credit exposure. When evaluating this risk, the Company considers several factors which include, but are not limited to, the counterparty credit risk associated with derivative receivables, the Company’s own credit as it relates to derivative payables, the collateral thresholds associated with each counterparty and changes in relevant market data in order to gain insight into the probability of default by the counterparty. The Company also considers the impact credit exposure could have on the effectiveness of the Company’s hedging relationships. As of December 31, 2023 and 2022, the impact of the exposure to credit risk on the fair value measurement of derivatives and the effectiveness of the Company’s hedging relationships was immaterial.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the fair value, carrying value and related notional amounts of derivative instruments, as of the dates indicated:

(in millions)	Notional amount	Net carrying value	Fair value asset	Fair value liability	Average fair value
December 31, 2023
Cross currency swaps	$1,871	$87	$136	$(15)	$1
Options	46,984	833	1,196	-	-
Total return swaps	192	-	-	-	-
Futures	252	-	-	-	-
Total derivatives[1]	$49,299	$920	$1,332	$(15)	$1

December 31, 2022
Cross currency swaps	$1,797	$139	$221	$(6)	$2
Options	35,783	575	404	(7)	-
Total return swaps	226	-	-	-	-
Futures	341	-	-	-	-
Total derivatives[1]	$38,147	$714	$625	$(13)	$2
1	Fair value balance excludes immaterial accrued interest on derivative assets for December 31, 2023 and 2022.

The Company received $1.1 billion and $630 million of cash collateral and held $296 million and $0 million of securities off-balance sheet as collateral for derivative assets as of December 31, 2023 and 2022, respectively. Cash and securities pledged for derivative liabilities were immaterial as of December 31, 2023 and 2022. The impact of netting as a result of master netting agreements reduced the fair value of derivative assets and liabilities by $10 million and $13 million as of December 31, 2023 and 2022, respectively. As a result, the Company’s uncollateralized position for derivatives instruments was immaterial in each respective period. In addition, the Company posted initial margin on derivative instruments of $10 million and $18 million as of December 31, 2023 and 2022, respectively.

The following table summarizes net gains and losses on derivatives programs by type of derivative instrument, as of the dates indicated:

	Unrealized (losses) gains recorded in capital and surplus
	December 31,
(in millions)	2023	2022	2021
Cross-currency swaps	$(52)	$131	$64
Total	$(52)	$131	$64

There were no realized gains or losses recorded in operations for the years ended December 31, 2023, 2022 and 2021.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(7)	Fair Value Measurements

The following table summarizes assets and liabilities held at fair value as of December 31, 2023:

(in millions)	Level 1	Level 2	Level 3	Total
Assets
Bonds	$-	$3	$-	$3
Preferred stocks unaffiliated	-	-	4	4
Common stocks unaffiliated	-	45	-	45
Separate account assets	2,650	-	-	2,650
Assets at fair value	$2,650	$48	$4	$2,702

The following table presents the rollforward of Level 3 assets held at fair value during the year ended December 31, 2023:

(in millions)	Preferred stocks unaffiliated
Balance as of December 31, 2022	$3
Net gains (losses):
In surplus	1
Purchases	1
Sales	(1)
Balance as of December 31, 2023	$4

The following table summarizes assets and liabilities held at fair value as of December 31, 2022:

(in millions)	Level 1	Level 2	Level 3	Total
Assets
Bonds	$-	$1	$-	$1
Preferred stocks unaffiliated	-	-	3	3
Common stocks unaffiliated	8	44	-	52
Separate account assets	2,173	-	-	2,173
Assets at fair value	$2,181	$45	$3	$2,229

The following table presents the rollforward of Level 3 assets held at fair value during the year ended December 31, 2022:

(in millions)	Preferred stocks unaffiliated
Balance as of December 31, 2021	$3
Net gains (losses):
In surplus	1
Sales	(1)
Balance as of December 31, 2022	$3

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the carrying value and fair value of the Company’s assets and liabilities not held at fair value as of the dates indicated. The valuation techniques used to estimate these fair values are described below or in Note 2.

	Fair value
(in millions)	Level 1	Level 2	Level 3	Total fair value	Carrying value
December 31, 2023
Assets
Bonds	$37	$26,817	$6,234	$33,088	$35,429
Mortgage loans, net of allowance	-	-	7,904	7,904	9,037
Policy loans	-	-	301	301	301
Derivative assets	-	136	1,196	1,332	937
Cash, cash equivalents and short-term investments	5	1,623	-	1,628	1,628
Separate account assets	80	1,606	986	2,672	2,672
Securities lending collateral assets	210	-	-	210	210
Total assets	$332	$30,182	$16,621	$47,135	$50,214
Liabilities
Investment contracts	$-	$-	$560	$560	$556
Derivative liabilities	-	15	-	15	17
Total liabilities	$-	$15	$560	$575	$573

December 31, 2022
Assets
Bonds	$1	$23,436	$4,384	$27,821	$31,432
Mortgage loans, net of allowance	-	-	7,183	7,183	8,260
Policy loans	-	-	216	216	216
Derivative assets	-	221	404	625	740
Cash, cash equivalents and short-term investments	726	530	-	1,256	1,256
Separate account assets	19	853	394	1,266	1,323
Securities lending collateral assets	94	-	-	94	94
Total assets	$840	$25,040	$12,581	$38,461	$43,321
Liabilities
Investment contracts	$-	$-	$559	$559	$556
Derivative liabilities	-	6	7	13	25
Total liabilities	$-	$6	$566	$572	$581

Mortgage loans, net of allowance. The fair values of mortgage loans are primarily estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.

Policy loans. The carrying amount reported in the statutory statements of admitted assets, liabilities, capital and surplus approximates fair value as policy loans are fully collateralized by the cash surrender value of underlying insurance policies.

Securities lending collateral assets. These assets are comprised of bonds and short-term investments and the respective fair values are estimated based on the fair value methods described in Note 2.

Investment contracts. For investment contracts without defined maturities, fair value is the amount payable on demand, net of surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The fair value of adjustable-rate contracts approximates their carrying value.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(8)	Federal Income Taxes

The following tables summarize the net admitted deferred tax assets, as of the dates indicated:

	December 31, 2023
(in millions)	Ordinary	Capital	Total
Total gross deferred tax assets	$544	15	559
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	$544	$15	$559
Less: Deferred tax assets nonadmitted	330	-	330
Net admitted deferred tax assets	$214	$15	$229
Less: Deferred tax liabilities	38	16	54
Net admitted deferred tax assets	$176	$(1)	$175

	December 31, 2022
(in millions)	Ordinary	Capital	Total
Total gross deferred tax assets	$504	15	519
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	$504	$15	$519
Less: Deferred tax assets nonadmitted	162	-	162
Net admitted deferred tax assets	$342	$15	$357
Less: Deferred tax liabilities	195	12	207
Net admitted deferred tax assets	$147	$3	$150

The following table summarizes components of the change in deferred income taxes reported in capital and surplus before consideration of nonadmitted assets and changes from the prior year, as of the dates indicated:

	December 31,
(in millions)	2023	2022	Change
Adjusted gross deferred tax assets	$559	$519	$40
Total deferred tax liabilities	(54)	(207)	153
Net deferred tax assets	$505	$312	$193
Less: Tax effect of unrealized gains and losses			9
Less: Tax effect of change in accounting principle			(11)
Change in deferred income tax			$195

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following tables summarize components of the admitted deferred tax assets calculation, as of the dates indicated:

	December 31, 2023
(in millions)	Ordinary	Capital	Total
Federal income taxes recoverable through loss carryback	$-	$2	$2
Adjusted gross deferred tax assets expected to be realized[1]	168	5	173
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	46	8	54
Admitted deferred tax assets	$214	$15	$229

	December 31, 2022
(in millions)	Ordinary	Capital	Total
Federal income taxes recoverable through loss carryback	$-	$5	$5
Adjusted gross deferred tax assets expected to be realized[1]	143	2	145
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	199	8	207
Admitted deferred tax assets	$342	$15	$357
1

Note that this amount is calculated as the lesser of the adjusted gross deferred tax assets expected to be realized following the balance sheet date or the adjusted gross deferred tax assets allowed per the limitation threshold. For the years ended December 31, 2023 and 2022, the threshold limitation for adjusted capital and surplus was $459 million and $464 million, respectively.

The adjusted capital and surplus used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was $3.1 billion as of December 31, 2023 and 2022. The ratio percentage used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was 654% and 710% as of December 31, 2023 and 2022, respectively.

The Company did not leverage tax planning strategies for the years ended December 31, 2023 and 2022.

There were no temporary differences for which deferred tax liabilities were not recognized for the years ended December 31, 2023 and 2022.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the tax effects of temporary differences and the change from the prior year, for the years ended:

	December 31,
(in millions)	2023	2022	Change
Deferred tax assets
Ordinary:
Future policy benefits and claims	$206	$222	$(16)
Investments	43	44	(1)
Deferred acquisition costs	268	219	49
Fixed assets	18	10	8
Receivables - nonadmitted	4	3	1
Other	5	6	(1)
Subtotal	$544	$504	$40
Nonadmitted	(330)	(162)	(168)
Admitted ordinary deferred tax assets	$214	$342	$(128)
Capital:
Investments	15	15	-
Subtotal	$15	$15	$-
Admitted capital deferred tax assets	$15	$15	$-
Admitted deferred tax assets	$229	$357	$(128)
Deferred tax liabilities
Ordinary:
Investments	$(13)	$(13)	$-
Deferred and uncollected premium	(8)	(13)	5
Future policy benefits and claims	(13)	(19)	6
Permitted practice trust assets	-	(146)	146
Other	(4)	(4)	-
Subtotal	$(38)	$(195)	$157
Capital:
Investments	(16)	(12)	(4)
Subtotal	$(16)	$(12)	$(4)
Deferred tax liabilities	$(54)	$(207)	$153
Net deferred tax assets	$175	$150	$25

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion of the total deferred tax assets will not be realized. Valuation allowances are established when necessary to reduce the deferred tax assets to amounts expected to be realized. Based on the Company’s analysis, it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to realize all deferred tax assets. Therefore, no valuation allowances have been established as of December 31, 2023 and 2022.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The following table summarizes the Company’s income tax incurred and change in deferred income tax. The total income tax and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to (loss) income before tax as follows, for the years ended:

		December 31,
(in millions)	2023	2022	(As Adjusted) 2021
Current income tax expense	$216	$13	$87
Change in deferred income tax (without tax on unrealized gains and losses)	(195)	(1)	38
Total income tax expense reported	$21	$12	$125

(Loss) income before income and capital gains taxes	$(314)	$110	$93
Federal statutory tax rate	21%	21%	21%
Expected income tax (benefit) expense at statutory tax rate	$(66)	$23	$20
Increase (decrease) in actual tax reported resulting from:
Initial ceding commission and expense allowance	104	(7)	(7)
Dividends received deduction	-	(2)	(1)
Deferred tax benefit on nonadmitted assets	(1)	1	1
Tax adjustment for IMR	(4)	(2)	(1)
Tax credits	(1)	(1)	(1)
Disregarded entity adjustment	(2)	-	(1)
Change in reserve valuation basis	-	-	115
Nondeductible expenses	(9)	-	-
Total income tax expense reported	$21	$12	$125

The Company incurred an immaterial amount in federal income tax expense in 2021, which is available for recoupment in the event of future net losses.

The following table summarizes operating loss carry-forwards available as of December 31, 2023:

(in millions)	Amount	Origination	Expiration
Operating Loss carry-forwards	$1	2022	2026

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The Company is included in the NMIC consolidated federal income tax return which includes the following entities:

Nationwide Mutual Insurance Company	Nationwide Financial Assignment Company
AGMC Reinsurance, Ltd.	Nationwide Financial General Agency, Inc.
Allied Insurance Company of America	Nationwide Financial Services, Inc.
Allied Property & Casualty Insurance Company	Nationwide General Insurance Company
Allied Texas Agency, Inc.	Nationwide Indemnity Company
AMCO Insurance Company	Nationwide Insurance Company of America
American Marine Underwriters	Nationwide Insurance Company of Florida
Crestbrook Insurance Company	Nationwide Investment Services Corporation
Depositors Insurance Company	Nationwide Life and Annuity Insurance Company
DVM Insurance Agency, Inc.	Nationwide Life Insurance Company
Eagle Captive Reinsurance, LLC	Nationwide Lloyds
Freedom Specialty Insurance Company	Nationwide Property & Casualty Insurance Company
Harleysville Insurance Co. of New York	Nationwide Retirement Solutions, Inc.
Harleysville Insurance Company	Nationwide Sales Solutions, Inc.
Harleysville Insurance Company of New Jersey	Nationwide Trust Company, FSB
Harleysville Lake States Insurance Company	NBS Insurance Agency, Inc.
Harleysville Preferred Insurance Company	NFS Distributors, Inc.
Harleysville Worcester Insurance Company	Registered Investment Advisors Services, Inc.
Jefferson National Financial Corporation	Retention Alternatives, Ltd.
Jefferson National Life Insurance Company Jefferson National Life Insurance Company of New York	Retention Alternatives Ltd. In Respect of Cell No. 1 Segregated Account
Lone Star General Agency, Inc.	Scottsdale Indemnity Company
National Casualty Company	Scottsdale Insurance Company
Nationwide Advantage Mortgage Company	Scottsdale Surplus Lines Insurance Company
Nationwide Affinity Insurance Company of America	Titan Insurance Company
Nationwide Agent Risk Purchasing Group, Inc.	Titan Insurance Services, Inc.
Nationwide Agribusiness Insurance Company	Veterinary Pet Insurance Company
Nationwide Assurance Company	Victoria Fire & Casualty Company
Nationwide Cash Management Company	Victoria Select Insurance Company
Nationwide Corporation	VPI Services, Inc.

The method of allocation of regular tax among the companies is based upon separate return calculations with current benefit for tax losses and credits utilized in the consolidated return. Effective January 1, 2023, the Company revised its tax sharing agreement to address corporate alternative minimum tax (“CAMT”). If the consolidated federal income tax return group is an Applicable Corporation and has a CAMT liability, all members of the group will be treated as Applicable Corporations subject to CAMT. CAMT is paid by affiliates based on the ratio of the subsidiary’s CAMT liability to the total CAMT liabilities of all subsidiaries.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code as of December 31, 2023 and 2022.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

In August 2022, the Inflation Reduction Act of 2022 (“Act”) was passed by the U.S. Congress and signed into law. The Act includes a new Federal CAMT, effective in 2023, that is based on the adjusted financial statement income (“AFSI”) set forth on the applicable financial statement (“AFS”) of an applicable corporation. A corporation is an applicable corporation if its rolling average pre-tax AFSI over three prior years (starting with 2020-2022) is greater than $1.0 billion. For a group of related entities, the $1.0 billion threshold is determined on a group basis, and the group’s AFS is generally treated as the AFS for all separate taxpayers in the group. Except under limited circumstances, once a corporation is an applicable corporation, it is an applicable corporation in all future years.

An applicable corporation is not automatically subject to a CAMT liability. The corporation’s tentative CAMT liability is equal to 15% of its adjusted AFSI, and CAMT is payable to the extent the tentative CAMT liability exceeds regular corporate income tax. However, any CAMT paid would be indefinitely available as a credit carryover that could reduce future regular tax in excess of CAMT.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Reporting entities that reasonably expect to be applicable corporations for the current reporting period are considered applicable reporting entities. The Company comprises a controlled group of corporations and has determined that it likely will be an applicable corporation, and therefore an applicable reporting entity, in 2023. In making such determination, the group has made certain interpretations of, and assumptions regarding, the CAMT provisions of the Act. The Company does not consider its CAMT status when evaluating its deferred tax assets under the regular tax system. The U.S. Treasury Department is expected to issue guidance throughout 2024 that may differ from the group’s interpretations and assumptions and that could alter the group’s determination.

The reporting entity has made an accounting policy election to disregard CAMT when evaluating the need for a valuation allowance for its non-CAMT deferred tax assets.

For the years ended December 31, 2023 and 2022, the Act did not impact the Company’s total tax.

(9)	FHLB Funding Agreements

The Company is a member of the FHLB. Through its membership, the FHLB established the Company’s capacity for short- term borrowings and cash advances under the funding agreement program at up to 50% of total admitted assets.

The Company’s Board of Directors has authorized the issuance of funding agreements up to $6.0 billion to the FHLB, shared between the Company and NLIC, in exchange for cash advances, which are collateralized by pledged securities. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB for use in general operations would be accounted for consistent with SSAP No. 15, Debt and Holding Company Obligations, as borrowed money. FHLB membership requires the Company to purchase and hold a minimum amount of FHLB capital stock plus additional stock based on outstanding advances. The Company has $20 million in membership stock as of December 31, 2023 and 2022. As part of the agreement, the Company purchased and held an additional $25 million in activity stock and an immaterial amount in excess stock as of December 31, 2023 and 2022, which is included in stocks on the statutory statements of admitted assets, liabilities, capital and surplus. The Company’s liability for advances from the FHLB was $553 million as of December 31, 2023 and 2022, which is included in future policy benefits and claims on the statutory statements of admitted assets, liabilities, capital and surplus.

The Company has agreements with the FHLB to provide financing for operations. These agreements, which were renewed in February 2024 and expire January 2025, allow the Company access to borrow up to $1.1 billion. As of December 31, 2023 and 2022, the Company had no amounts outstanding under these agreements.

Bonds and mortgage loans with a carrying value of $1.8 billion (3.1% of total admitted assets) as of December 31, 2023 and $1.2 billion (2.5% of total admitted assets) as of December 31, 2022 were pledged as collateral under FHLB agreements and are included in bonds and mortgage loans on the statutory statements of admitted assets, liabilities, capital and surplus.

(10)	Reinsurance

Prior to the October 1, 2023 recapture, the Company had an intercompany reinsurance agreement with Olentangy whereby the Company ceded a block of certain universal life and term life insurance policies on an indemnity coinsurance basis with funds withheld and a block of certain term life insurance policies on a yearly renewable term basis. These policies were ceded to a reinsurance pool that included Olentangy and UHRL, a Bermuda captive (collectively, “Reinsurance Pool”). The Reinsurance Pool members had joint and several liability under the reinsurance agreement until June 30, 2028 when UHRL would exit the Reinsurance Pool and Olentangy would become solely liable. The Company had recorded an adjustment in the statutory statements of changes in capital and surplus as other, net, which was being amortized into operations in future periods as earnings emerge from the business reinsured. Upon recapture, the remaining unamortized balance of $142 million was fully amortized into operations. Amounts ceded to Olentangy under the reinsurance agreement prior to recapture during 2023, 2022 and 2021 included premiums of $44 million, $65 million and $95 million, respectively, benefits and claims of $51 million, $82 million and $82 million, respectively, and net investment earnings on funds withheld assets of $38 million, $50 million and $51 million, respectively. The recapture settlement included payment from Olentangy of $1.2 billion, equal to the funds withheld balance as of October 1, 2023 in accordance with the reinsurance agreement, which was recorded as a reduction to the inception-to-date ceded premiums of $1.9 billion and commissions and expense allowances on reinsurance ceded of $700 million. In order for the Company to record a reinsurance reserve credit of $1.9 billion as of December 31, 2022 for the ceded block, the Company withheld assets for the benefit of the Reinsurance Pool with a carrying value and fair value of the funds withheld assets of $1.2 billion and $1.0 billion, respectively. The Reinsurance Pool had also established a trust account for the benefit of the Company which had a fair value of $726 million as of December 31, 2022.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

Effective October 1, 2023, the Company entered into an intercompany reinsurance agreement with Eagle Captive Reinsurance, LLC (“Eagle”) whereby certain universal life insurance and term life insurance policies are ceded on a coinsurance with funds withheld basis. Eagle, an affiliated wholly-owned subsidiary of NLIC, is an Ohio domiciled special purpose financial captive insurance company. Eagle paid the Company $853 million as settlement of the initial reinsurance transaction on October 1, 2023. The Company recognized $179 million of this settlement in the statutory statements of operations as commissions and expense allowances on reinsurance ceded, equal to the amount of current federal income tax, with the remaining $674 million included in the statutory statements of changes in capital and surplus as other, net, which is being amortized into operations in future periods as earnings emerge from the business ceded. Amounts ceded to Eagle under the reinsurance agreement during 2023 (inclusive of the initial settlement) included premiums of $2.3 billion, benefits and claims of $30 million and net investment earnings on funds withheld assets of $15 million. In order for the Company to record a reinsurance reserve credit of $2.3 billion as of December 31, 2023 for the ceded block, the Company is holding assets in funds withheld for the benefit of Eagle with a carrying value and fair value of $1.4 billion and $1.3 billion, respectively. Eagle was granted a permitted practice from the Department to record an excess of loss reinsurance recoverable from an unaffiliated reinsurer of $853 million as of December 31, 2023 as an admitted asset qualifying as other security under Actuarial Guideline 48 for the benefit of the Company. Amounts receivable from Eagle related to the reinsurance agreement was $4 million as of December 31, 2023.

The Company has entered into a 100% coinsurance agreement with funds withheld with Eagle to cede guaranteed lifetime withdrawal benefit (“GLWB”) rider obligations provided under certain fixed indexed annuity contracts issued and to be issued by NLAIC. While the GLWB contract riders are ceded by NLAIC to Eagle, the base annuity contracts and any non-reinsured risks will be retained by NLAIC. Eagle applies one prescribed practice with multiple applications as provided under the State of Ohio’s captive law which values the assumed GLWB risks from NLAIC using an alternative reserving basis from the Statutory Accounting Principles detailed within the NAIC SAP pursuant to Ohio Revised Code Chapter 3964 and approved by the Department. The Company has recorded an adjustment in the statutory statements of changes in capital and surplus as other, net, which is being amortized into operations in future periods as earnings emerge from the business ceded. Amounts ceded to Eagle under the reinsurance agreement during 2023, 2022 and 2021 included premiums of $158 million, $112 million and $80 million, respectively, and net investment earnings on funds withheld assets of $10 million, $6 million and $7 million, respectively. As of December 31, 2023 and 2022, the carrying value of the funds withheld assets was $328 million and $190 million, respectively, which consists of bonds and cash equivalents and equals the amount of Eagle’s assumed GLWB rider reserve obligations calculated using the alternative reserving basis. As of December 31, 2023 and 2022, the Company’s reserve credit for guaranteed benefits ceded was $1.8 billion and $1.4 billion, respectively. Amounts receivable from Eagle related to the reinsurance agreement was $24 million as of December 31, 2023, and amounts payable to Eagle related to the reinsurance agreement was $30 million as of December 31, 2022.

The Company has an intercompany reinsurance agreement with NLIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are ceded on a modified coinsurance basis. Under modified coinsurance agreements, the ceding company retains invested assets and investment earnings are paid to the reinsurer. Under terms of the agreement, NLIC bears the investment risk associated with changes in interest rates. Risk of asset default is retained by the Company, and NLIC pays a fee to the Company for the Company’s retention of such risk. The agreement will remain inforce until all contract obligations are settled. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. Amounts ceded to NLIC are included in the Company’s statutory statements of operations for 2023, 2022 and 2021 and include considerations of $46 million, $10 million and $10 million, respectively, net investment income of $31 million, $35 million and $42 million, respectively, and benefits, claims and other expenses of $186 million, $161 million and $147 million, respectively. The reserve adjustment for 2023, 2022 and 2021 of $(153) million, $(161) million and $(151) million, respectively, represents changes in reserves related to this fixed block of business, offset by investment earnings on the underlying assets. Policy reserves under this agreement totaled $737 million and $859 million as of December 31, 2023 and 2022, respectively, and amounts recoverable related to this agreement were $6 million and $14 million as of December 31, 2023 and 2022, respectively.

The Company has an intercompany reinsurance agreement with NLIC whereby certain variable universal life insurance, whole life insurance and universal life insurance policies are ceded on a modified coinsurance basis. Total policy reserves under this treaty were $34 million and $33 million as of December 31, 2023 and 2022, respectively. Total premiums ceded under this treaty were $12 million, $12 million and $12 million during 2023, 2022 and 2021, respectively.

The Company has an intercompany reinsurance agreement with NLIC whereby a certain life insurance contract is ceded on a 100% coinsurance basis. Policy reserves ceded under this agreement totaled $154 million and $156 million as of December 31, 2023 and 2022, respectively.

The Company has entered into reinsurance contracts to cede a portion of its individual annuity and life insurance business to unrelated reinsurers. Total reserve credits taken as of December 31, 2023 and 2022 were $489 million and $557 million, respectively. The ceding of risk does not relieve the Company, as the original insurer, from its primary obligation to the policyholder.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(11)	Transactions with Affiliates

The Company has entered into significant, recurring transactions and agreements with NMIC, other affiliates and subsidiaries as a part of its ongoing operations. These include, but are not limited to, annuity and life insurance contracts, and agreements related to reinsurance, cost sharing, tax sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services and software licensing. In addition, several benefit plans sponsored by NMIC are available to Nationwide employees, for which the Company has no legal obligations. Measures used to determine the allocation among companies includes individual employee estimates of time spent, special cost studies, the number of full-time employees and other methods agreed to by the participating companies in conformity with NAIC statutory accounting principles. In addition, the Company may underwrite insurance policies for its officers, directors, and/or other personnel providing services to the Company. The Company may offer discounts on certain products that are subject to applicable state insurance laws and approvals.

Affiliate receivables and payables are the result of cost sharing and intercompany service agreements between the Company and its affiliates in which settlement has not yet occurred. Affiliate receivables are presented net of affiliate payables when the Company has the right to offset. The gross amounts due from affiliates were $68 million as of December 31, 2023 and 2022, and are included in other assets in the Company’s statutory statements of admitted assets, liabilities, capital and surplus. The gross amounts due to affiliates were $27 million and $11 million as of December 31, 2023 and 2022, respectively, and are included in other liabilities in the Company’s statutory statements of admitted assets, liabilities, capital and surplus. These arrangements are subject to written agreements which require that intercompany balances be settled within a certain time period, generally 30 to 60 days.

In addition, Nationwide Services Company, LLC (“NSC”), a subsidiary of NMIC, provided data processing, systems development, hardware and software support, telephone, mail and other services to the Company, based on specified rates for units of service consumed pursuant to the enterprise cost sharing agreement. As of January 1, 2022 NSC merged into NNOV8, LLC, a subsidiary of NMIC, and all services going forward were provided by NMIC. For the years ended December 31, 2023 and 2022, the Company was allocated costs from NMIC totaling$160 million and $138 million, respectively. For the year ended December 31, 2021, the Company was allocated costs from NMIC and NSC totaling $116 million.

Funds of Nationwide Funds Group (“NFG”), a group of Nationwide businesses that develops, sells and services mutual funds, are offered to the Company’s customers as investment options in certain of the Company’s products. As of December 31, 2023 and 2022, customer allocations to NFG funds totaled $1.5 billion and $1.3 billion, respectively. For the years ended December 31, 2023, 2022 and 2021, NFG paid the Company an immaterial amount for the distribution and servicing of these funds.

Amounts on deposit with NCMC for the benefit of the Company were $961 million and $530 million as of December 31, 2023 and 2022, respectively. As of December 31, 2023 and 2022, amounts on deposit with NCMC were comprised of $782 million and $464 million, respectively, of cash and cash equivalents, with remaining amounts in short-term investments.

The Company also participates in intercompany repurchase agreements with affiliates whereby the seller transfers securities to the buyer at a stated value. Upon demand or after a stated period, the seller repurchases the securities from the buyer at the original sales price plus interest. As of December 31, 2023 and 2022, the Company had no outstanding borrowings from affiliated entities under such agreements. During 2023 and 2022, there were no outstanding borrowings from affiliated entities at any given time. The amounts the Company incurred for interest expense on intercompany repurchase agreements during 2023, 2022 and 2021 were immaterial.

On December 15, 2023, the Company received a total distribution of $80 million from Olentangy that was declared on December 12, 2023, and consisted of a return of contributed surplus of $67 million and a dividend of $13 million.

During 2023, there were no capital contributions received from NLIC. During 2024, the Company received additional capital contributions of $100 million from NLIC. During 2022 and 2021, the Company received capital contributions of $800 million and $400 million, respectively, from NLIC.

Pursuant to a financial support agreement, NLIC agreed to provide the Company with the minimum capital and surplus required by each state in which the Company does business. This agreement does not constitute NLIC as guarantor of any obligation or indebtedness of the Company or provide any creditor of NLAIC with recourse to or against any of the assets of NLIC.

The contractual obligations under NLAIC’s single premium deferred annuity (“SPDA”) contracts in force and issued before September 1, 1988, are guaranteed by NLIC. Total SPDA contracts affected by this guarantee in force as of December 31, 2023 and 2022 were immaterial.

During 2023 and 2022, the Company paid capital contributions of $5 million to NWSBL. During 2024, the Company paid an additional capital contribution of $5 million to NWSBL. The entire investment in NWSBL was nonadmitted as of December 31, 2023 and 2022.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

The Company and Nationwide Trust Company, FSB (“NTC”) have entered into an unsecured promissory note whereby NTC can borrow up to $180 million from the Company for up to 364 days after the date of the agreement with the outstanding balance being reported in short-term investments on the statutory statements of admitted assets, liabilities, capital and surplus. As of December 31, 2022, NTC had an outstanding borrowing of $100 million at an interest rate of 1-month LIBOR plus 0.88% with a maturity date of March 23, 2023. Upon maturity on March 23, 2023, the outstanding balance was repaid and a $180 million replacement agreement was entered into with a draw amount of $95 million at an interest rate of 1-month SOFR plus 0.90% and a maturity date of March 21, 2024. As of December 31, 2023, NTC had an outstanding borrowing of $90 million. Upon maturity on March 21, 2024, the outstanding balance was repaid and a $180 million replacement agreement was entered into with a draw amount of $90 million at an interest rate of 1-month SOFR plus 0.90% and a maturity date of March 20, 2025. The outstanding borrowing on this note is $90 million as of the subsequent event date.

The Company and NWSBL have entered into a $550 million unsecured promissory note and revolving line of credit agreement whereby NWSBL can borrow up to $550 million from the Company for up to 364 days after the date of the agreement with the outstanding balance being reported in short-term investments on the statutory statements of admitted assets, liabilities, capital and surplus. As of December 31, 2022, NWSBL had an outstanding borrowing of $550 million. On March 1, 2023, the outstanding balance was repaid and a $550 million replacement agreement was entered into with a draw amount of $550 million at an interest rate of 1-month SOFR plus 0.90% and a maturity date of February 28, 2024. As of December 31, 2023, NWSBL had an outstanding balance of $550 million. On February 28, 2024, the outstanding balance was repaid and a $550 million replacement agreement was entered into with a draw amount of $550 million at an interest rate of 1-month SOFR plus 0.90% and a maturity date of February 27, 2025. The outstanding balance on this note is $550 million as of the subsequent event date.

On December 22, 2021, the Company and NLIC entered into a short-term loan where the Company borrowed $80 million from NLIC. The Company repaid the short-term loan in full on January 4, 2022.

The Company utilizes the look-through approach in valuing its investment in Nationwide Real Estate Investors (NLAIC), LLC (“NW REI (NLAIC)”), a subsidiary of NMIC, at $40 million and $21 million as of December 31, 2023 and 2022, respectively. NW REI (NLAIC)’s financial statements are not audited and the Company has limited the value of its investment in NW REI (NLAIC) to the value contained in the audited financial statements of the underlying investments. All liabilities, commitments, contingencies, guarantees or obligations of the NW REI (NLAIC), which are required under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in NW REI (NLAIC), if not already recorded in the financial statements of NW REI (NLAIC).

(12)	Contingencies

Legal and Regulatory Matters

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.

The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the IRS, the Office of the Comptroller of the Currency and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.

Indemnifications

In the normal course of business, the Company provides standard indemnifications to contractual counterparties. The types of indemnifications typically provided include breaches of representations and warranties, taxes and certain other liabilities, such as third-party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated, and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2023, 2022 and 2021 Statutory Financial Statements

(13)	Regulatory Risk-Based Capital, Dividend Restrictions and Unassigned Surplus

The NAIC Risk-Based Capital (“RBC”) model law requires every insurer to calculate its total adjusted capital and RBC requirement to ensure insurer solvency. Regulatory guidelines provide for an insurance commissioner to intervene if the insurer experiences financial difficulty, as evidenced by a company’s total adjusted capital falling below established relationships to required RBC. The model includes components for asset risk, liability risk, interest rate exposure and other factors. The State of Ohio, where the Company is domiciled, imposes minimum RBC requirements that are developed by the NAIC. The formulas in the model for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, all of which require specified corrective action. The Company exceeded the minimum RBC requirements for all periods presented.

The State of Ohio insurance laws require insurers to seek prior regulatory approval to pay a dividend or distribution of cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding twelve months, exceeds the greater of (i) 10% of surplus as regards policyholders as of the prior December 31 or (ii) the net income of the insurer as of the prior year. During the years ended 2023, 2022 and 2021, the Company did not pay any dividends to NLIC. The Company’s surplus as regards policyholders as of December 31, 2023 was $3.2 billion and statutory net loss for 2023 was $530 million. Due to the Company’s unassigned deficit as of December 31, 2023, any dividend paid by the Company in 2024 would require regulatory approval.

The State of Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend paid from other than earned capital and surplus. Earned capital and surplus is defined under the State of Ohio insurance laws as the amount equal to the Company’s unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer’s policyholder capital and surplus must be reasonable in relation to the insurer’s outstanding liabilities and adequate for its financial needs.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Schedule I Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2023 (in millions):

Column A	Column B	Column C	Column D
Type of investment	Cost	Fair value	Amount at which is shown in the statutory statements of admitted assets, liabilities, capital and surplus
Bonds:
U.S. Treasury securities and obligations of U.S. Government corporations	$36	$37	$36
U.S. Government and agencies	17	17	17
Obligations of states and political subdivisions	2,146	1,987	2,146
Foreign governments	289	265	289
Public utilities	4,437	4,076	4,418
All other corporate, mortgage-backed and asset-backed securities	28,590	26,709	28,526
Total fixed maturity securities	$35,515	$33,091	$35,432
Equity securities:
Common stocks:
Industrial, miscellaneous and all other	45	45	45
Nonredeemable preferred stocks	2	4	4
Total equity securities	$47	$49	$49
Mortgage loans	9,037		9,037
Cash, cash equivalents and short-term investments	1,628		1,628
Policy loans	301		301
Other long-term investments[1]	2,445		2,445
Total invested assets	$48,973		$48,892
1

Includes derivatives, securities lending reinvested collateral assets and other invested assets. Amount does not agree to the statutory statements of admitted assets, liabilities, capital and surplus as investments in related parties of $40 million are excluded.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Schedule IV Reinsurance

As of December 31, 2023, 2022 and 2021 and for each of the years then ended (in millions):

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2023
Life insurance in force	$267,086	$(94,561)	$-	$172,525	-
Life insurance premiums	$2,879	$(623)	$-	$2,256	-

2022
Life insurance in force	$242,505	$(70,213)	$-	$172,292	-
Life insurance premiums	$2,639	$(220)	$-	$2,419	-

(As Adjusted)
2021
Life insurance in force	$223,341	$(68,768)	$-	$154,573	-
Life insurance premiums	$2,293	$(224)	$-	$2,069	-

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Schedule V Valuation and Qualifying Accounts

Years ended December 31, 2023, 2022 and 2021 (in millions):

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged to costs and expenses	Charged to other accounts[1]	Deductions	Balance at end of period
2023
Valuation allowances - mortgage loans[2]	$-	$-	$-	$-	$-
Valuation allowances - net deferred tax assets	-	-	-	-	-

2022
Valuation allowances - mortgage loans	$48	$7	$-	$-	$55
Valuation allowances - net deferred tax assets	-	-	-	-	-

2021
Valuation allowances - mortgage loans	$54	$(6)	$-	$-	$48
Valuation allowances - net deferred tax assets	-	-	-	-	-
1

Amounts related to net deferred tax assets are recognized through surplus. The net admitted deferred tax balance as of December 31, 2023, 2022 and 2021 was $175 million, $150 million and $206 million, respectively.

2	Effective January 1, 2023, the Company changed its method for reserving for mortgage loans. Refer to Note 5 for further discussion and the resulting impacts of the change.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.